UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                            NEULION, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NEULION, INC.
1600 Old Country Road
Plainview, New York  11803
_______________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
_______________________________

TO THE STOCKHOLDERS OF NEULION, INC.:

The annual meeting of the stockholders of NeuLion, Inc., a Delaware corporation (the “Company”), will be held on June 5, 2013, at 10:00 a.m. Eastern Time at the Long Island Marriott Hotel & Conference Center at 101 James Doolittle Boulevard, Uniondale, New York 11553 (the “Annual Meeting”), for the following purposes:

1.	To elect eight (8) members of the Board of Directors named in the accompanying proxy statement, each for a term of one year.

2.	To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013.

3.	To conduct an advisory vote approving executive compensation.

4.	To conduct an advisory vote regarding the frequency of advisory votes on executive compensation.

5.
To approve the conversion of a loan into shares of common stock and warrants of the Company.  In connection with the Company’s September 2012 private placement of certain units, Charles B. Wang, the Company’s Chairman and a beneficial owner of more than 10% of the Company’s common stock, loaned the Company US$545,627.85, as evidenced by a convertible note.  According to the terms of the convertible note, upon receipt of stockholder approval, the loan and any accrued unpaid interest owing thereon as of the date such approval is received will automatically convert into 2,841,600 shares of common stock and 1,420,800 warrants of the Company.

6.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

A proxy statement providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this Notice of Annual Meeting.

It is important that your shares of the Company are represented at the Annual Meeting.  Regardless of whether you expect to attend the Annual Meeting, please complete, date and sign the accompanying form of proxy and return it promptly in the enclosed return envelope, or follow the instructions on the enclosed form of proxy to vote your proxy by telephone or Internet.  If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or nevertheless vote in person at the Annual Meeting.

By Order of the Board of Directors,

/s/ Roy E. Reichbach
Roy E. Reichbach
General Counsel, Corporate Secretary and Director

Dated: April [15], 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2013:  This Notice of Annual Meeting, our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available on our website at www.neulion.com.

NEULION, INC.
_______________________________

PROXY STATEMENT
_______________________________

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of NeuLion, Inc., a Delaware corporation (“NeuLion” or the “Company”), of proxies to be voted at our annual meeting of stockholders to be held on June 5, 2013 at 10:00 a.m. Eastern Time at the Long Island Marriott Hotel & Conference Center at 101 James Doolittle Boulevard, Uniondale, New York 11553 and at any adjournment or postponement thereof (the “Annual Meeting”).  You may obtain directions to the Annual Meeting by writing to the Company at 1600 Old Country Road, Plainview, New York 11803, ATTN:  Corporate Secretary, prior to the date thereof.  Stockholders will be admitted to the Annual Meeting beginning at 9:00 a.m. Eastern Time.

This proxy statement (“Proxy Statement”) and the accompanying form of proxy are intended to first be sent to stockholders on or about April [19], 2013.

A copy of the Company’s Annual Report on Form 10-K containing its audited financial statements for the fiscal year ended December 31, 2012 accompanies this Proxy Statement.  Our Annual Report on Form 10-K is not part of this Proxy Statement.

What items will be put to a vote?

The following items will be put to a stockholder vote at the Annual Meeting:

•	The election of eight (8) members of the Board of Directors named in this Proxy Statement, each for a term of one year.
•	The ratification of the appointment of EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013.
•	The approval by advisory vote of executive compensation.

•	The approval by advisory vote of the frequency of advisory votes on executive compensation.
•
The approval of the conversion of a loan into shares of common stock and warrants of the Company.  In connection with the Company’s September 2012 private placement of certain units, each consisting of one share of common stock, par value $0.01 per share (“Common Stock”), and one-half of one common stock purchase warrant (each full warrant entitling the holder thereof to purchase one share of common stock at US$0.30 (“Warrant”)) (collectively, the “Units”), Charles B. Wang, the Company’s Chairman and a beneficial owner of more than 10% of the Company’s Common Stock, purchased 2,334,500 Units and loaned the Company US$545,627.85, as evidenced by a convertible note (the “Convertible Note”).  According to the terms of the Convertible Note, upon receipt of stockholder approval, the loan and any accrued unpaid interest owing thereon as of the date such approval is received will automatically convert into 2,841,600 shares of Common Stock and 1,420,800 Warrants.

•	The transaction of any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Who is entitled to vote at the Annual Meeting?

Persons registered on the records of the Company at the close of business on April 15, 2013 (“Record Date”) as holders of Common Stock and Preferred Stock (as defined below) are entitled to receive notice of, and to vote at, the Annual Meeting and at all adjournments or postponements thereof.

As of the Record Date, the Company had outstanding 164,207,147 shares of Common Stock, 17,176,818 shares of Class 3 Preference Shares, par value $0.01 per share (“Class 3 Preferred Stock”), and 10,912,265 shares of Class 4 Preference Shares, par value $0.01 per share (“Class 4 Preferred Stock,” and together with Class 3 Preferred Stock, the “Preferred Stock”), being all of the classes of stock entitled to vote at the Annual Meeting.  Each share of Common Stock entitles its holder to one vote, and each share of Preferred Stock entitles its holder to one vote.  The Common Stock and Preferred Stock shall vote as one class on all matters covered in this Proxy Statement.

How do I vote?

You may vote your proxy by completing, dating, signing and mailing the accompanying form of proxy in the return envelope provided, or by telephone or by Internet by following the instructions on the form of proxy.  If you vote your shares by telephone or Internet, you do not have to return your proxy card.  The persons authorized by such means to vote your shares will vote them as you specify or, in the absence of your specification, as stated on the form of proxy.

You may also vote by attending the Annual Meeting in person.  If you attend the Annual Meeting, you may vote there in person, regardless of whether you have previously voted.  If you wish to vote your shares in person at the Annual Meeting and your shares are registered in the name of a broker, trust, bank or other holder of record, you will need to bring a legal proxy or a letter from that broker, trust, bank or other holder of record that confirms that you are the beneficial owner of those shares.

Your vote is important to the Company.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you may revoke any proxy before it is exercised by notifying the Company in a writing received at the above address, ATTN: Corporate Secretary, by 5:00 p.m. Eastern Time on June 4, 2013 or by voting a subsequent proxy or by voting in person at the Annual Meeting.  If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, trust, bank or other holder of record.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are the “stockholder of record” of those shares, and this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you directly by the Company.
If your shares are held in a stock brokerage account or by a bank, trust or other holder of record, you are considered  the “beneficial owner” of those shares, and this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been forwarded to you by your broker, bank, trust or other holder of record.  As the beneficial owner, you have the right to direct your broker, bank, trust or other holder of record how to vote your shares by using the proxy card or by following the instructions provided by such entity.

What is a broker non-vote?  What is an abstention?

If you hold shares through an account with a broker, bank, trust or other holder of record, your shares may be voted on routine matters even if you do not provide voting instructions.  However, when a proposal is not routine and a brokerage firm, bank, trust or other holder of record has not received specific voting instructions from its customers, it cannot vote the shares on that proposal.  Those shares are considered broker “non-votes.”  An abstention occurs when a stockholder does not cast a ballot on a matter that has been put to a vote and instead marks the “abstain” box on the proxy card.  Broker “non-votes” and abstentions are counted for purposes of determining whether a quorum is present.

Our proposals will be affected by broker “non-votes” and abstentions as follows:

Election of Directors

The election of directors is not considered a routine matter.  The Company’s Bylaws require that in an uncontested election, such as the election at the Annual Meeting, each director will be elected by the affirmative vote of the majority of the votes cast with respect to the director nominee.  The majority of the votes cast means that the number of shares cast “for” a director’s election must exceed the number of votes cast “against” that nominee.  Abstentions and broker “non-votes” are not counted as “for” or “against” a director nominee, and will not have an effect on the outcome of the election of directors.

Ratification of Independent Registered Public Accountants

The ratification of the appointment of EisnerAmper as our independent registered public accounting firm for the fiscal year ended December 31, 2013 is considered a routine matter, and therefore there will be no broker “non-votes” associated with this proposal.  The Company’s Bylaws require the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter to ratify this item.  Abstentions will have the same effect as a vote against this matter.

Advisory Vote on Executive Compensation

The advisory vote to approve the compensation of the Company’s Named Executive Officers (as defined below) is not considered a routine matter.  The Company’s Bylaws require the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter to approve this item.  Abstentions and broker “non-votes” will have the same effect as a vote against this matter.  The advisory vote on executive compensation is being submitted to stockholders pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and notwithstanding the receipt of any stockholder approval, the outcome of such advisory vote will not be binding on the Company, the Board of Directors or management.

Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

The advisory vote to approve the frequency of advisory votes on executive compensation is not considered a routine matter.  The Company’s Bylaws require the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter to approve this item.  Because there are three other alternatives to an abstention (a future advisory vote on executive compensation every one, two or three years), abstentions will not count as a vote against this matter but will increase the possibility that no alternative will receive the votes of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.  Broker “non-votes” will have the same effect as a vote against this matter.  The advisory vote on the frequency of holding future advisory votes on executive compensation is being submitted to stockholders pursuant to Section 14A of the Exchange Act, and notwithstanding the receipt of any stockholder approval, the outcome of such advisory vote will not be binding on the Company, the Board of Directors or management.

Approval of Conversion of Convertible Note

The approval of the conversion of all outstanding principal and any accrued unpaid interest owing thereon underlying the Convertible Note held by Mr. Wang is not considered a routine matter.  The rules of the Toronto Stock Exchange (“TSX”) and the terms of the Convertible Note require that the conversion of the loan evidenced by the Convertible Note be submitted for stockholder approval.  The Company’s Bylaws and the terms of the Convertible Note require that such conversion be approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, excluding (per the terms of the Convertible Note and the rules of the TSX) the votes attached to the shares of Common Stock beneficially owned by Mr. Wang, Nancy Li, the President, Chief Executive Officer and a director of NeuLion, as spouse of Mr. Wang, and by any other person who is a joint actor of Mr. Wang, due to their material interest in the proposal.  Abstentions and broker “non-votes” will have the same effect as a vote against this matter.

We encourage you to provide your instructions to your broker, bank, trust or other holder of record regarding the voting of your shares.

What constitutes a quorum for the Annual Meeting?

The presence of the majority of the shares entitled to vote on a matter, in person or represented by proxy, will constitute a quorum at the Annual Meeting or any adjournment or postponement thereof, other than in such cases where a separate vote by a class is required whereby the majority of the outstanding shares of such class, present in person or represented by proxy, will also be required to constitute a quorum with respect to a vote on that matter.  The Company’s list of stockholders as of the Record Date has been used to deliver to stockholders this Notice of Annual Meeting and this Proxy Statement as well as to determine who is eligible to vote.

What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Under the Company’s Bylaws, directors must be elected by the affirmative vote of the majority of the votes cast with respect to a director nominee in uncontested elections.  This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee.  The affirmative vote of the majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve each other matter to be voted on at the Annual Meeting, with Mr. Wang, Ms. Li and any person who is a joint actor of Mr. Wang being precluded from voting on the proposal to approve the conversion of the loan underlying the Convertible Note due to their material interest in the proposal.

How does the Board of Directors recommend that I vote?

Your Board of Directors recommends that you vote your shares:

•	‘FOR’ the election of each of the nominees to the Board;
•	‘FOR’ the ratification of the appointment of EisnerAmper as our independent registered public accounting firm for 2013;
•	‘FOR’ the advisory resolution to approve the compensation paid to the Company’s Named Executive Officers (as defined below);
•	‘FOR’ an advisory vote on executive compensation to be held once every three years; and
•
‘FOR’ the resolution to approve the conversion of the loan underlying the Convertible Note, pursuant to which 2,841,600 shares of Common Stock and 1,420,800 Warrants will be issued to the noteholder, Mr. Wang.

Does any director or executive officer of the Company have an interest in the matters to be acted upon at the Annual Meeting?

To the knowledge of the Company, no person who has been a director or an executive officer of the Company at any time since the beginning of the Company’s last fiscal year, no nominee for election as a director of the Company, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting except as disclosed in this Proxy Statement.

Who will pay for the costs of these proxy materials?

The Company will bear the entire cost of preparing, assembling, printing and mailing the Proxy Statement, the accompanying form of proxy, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, excluding exhibits, and any additional material that may be furnished to stockholders.  Proxies may be solicited through the mails or direct communication with certain stockholders or their representatives by the Company’s officers, directors or employees, who will receive no additional compensation therefor.  The costs of solicitation will be borne by the Company.
Who tabulates the votes?

Votes are counted by employees of Computershare Trust Company, N.A., the Company’s transfer agent and registrar, and certified by the inspectors of election.

Where can I find the voting results of the Annual Meeting?

The Company will report the voting results on a Form 8-K shortly after the Annual Meeting.

What is “householding” and does NeuLion do this?

Householding is a procedure approved by the Securities and Exchange Commission (the “SEC”) by which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement, form of proxy and annual report from a company, bank, broker, trust or other holder of record, unless one or more of these stockholders notifies such an entity that they wish to continue to receive individual copies.  At the present time, the Company does not “household” for any of our stockholders of record.  However, your bank, broker, trust or other holder of record may be householding your account if you hold your shares in street name.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the proxy appointed by the Board of Directors will have the discretion to vote for you.

Can I access the proxy materials for the Annual Meeting on the Internet or receive another copy?

This Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available on the Company’s website at www.neulion.com.  Another copy of this Proxy Statement, the form of proxy and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting upon written request to NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN: Corporate Secretary.

How do I submit a proposal for inclusion in NeuLion’s proxy material for the annual meeting of stockholders to be held in 2014?

Stockholder proposals may be submitted for inclusion in the Company’s proxy material for the annual meeting of stockholders to be held in 2014 after the Annual Meeting but must be received no later than 5:00 p.m. Eastern Time on December 25, 2013.  Proposals should be sent via registered, certified or express mail to NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN: Corporate Secretary.  Management carefully considers all proposals and suggestions from stockholders.

How do I submit an item of business for the annual meeting of stockholders to be held in 2014?

Stockholders who intend to present an item of business at the Company’s annual meeting of stockholders to be held in 2014 (other than a proposal submitted for inclusion in the Company’s proxy statement) must provide notice of such business to the Company’s Secretary no earlier than March 7, 2014 and no later than April 6, 2014, as set forth more fully in the Company’s Bylaws.

How do I nominate a director for inclusion in NeuLion’s proxy material for the annual meeting of stockholders to be held in 2014?

Stockholder nominees for director may be submitted for inclusion in the Company’s proxy material for the annual meeting of stockholders to be held in 2014 after the Annual Meeting but must be received no later than 5:00 p.m. Eastern Time on December 25, 2013.  Proposals should be sent via registered, certified or express mail to:  NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN: Corporate Secretary.

Are any of the directors or executive officers of the Company subject to any voting restrictions?

Mr. Wang, the Chairman of the Board of Directors of NeuLion, Nancy Li, the President, Chief Executive Officer and a director of NeuLion, and AvantaLion LLC (“AvantaLion”), a limited liability company controlled by Mr. Wang, are parties to a voting trust agreement, as amended (the “Voting Trust Agreement”), pursuant to which all shares of Common Stock of the Company directly or indirectly controlled by them were deposited with Computershare so that shares of Common Stock controlled by Mr. Wang, Ms. Li and AvantaLion, representing more than 9.9% of the total issued and outstanding Common Stock of the Company, may not be voted in relation to:

•	the election of directors;
•	any matters related to security-based compensation; and
•
any other matters which may change the governance structure of the Company as disclosed in the management information circular dated September 4, 2008 relating to the stockholder approval of the business combination of the entities then known as JumpTV Inc. (now called NeuLion, Inc.) and NeuLion, Inc. (now called NeuLion USA, Inc.).

The voting restrictions imposed by the Voting Trust Agreement do not apply to any arm’s-length transferee of any of the Common Stock held by Mr. Wang, Ms. Li or AvantaLion.  The Voting Trust Agreement will terminate on the first to occur of:

•	five years from October 20, 2008;
•	the date when the Common Stock ceases to be listed and posted for trading on the TSX; and
•	the date that Mr. Wang, Ms. Li and AvantaLion no longer own any Common Stock.

Additionally, pursuant to the terms of the Convertible Note, Mr. Wang may not vote in relation to the approval of the conversion of the loan underlying the Convertible Note.  Accordingly, such conversion must be approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, excluding the votes attached to the shares of Common Stock beneficially owned by Mr. Wang, Ms. Li, as spouse of Mr. Wang, and by any other person who is a joint actor of Mr. Wang, due to their material interest in the proposal.

CORPORATE GOVERNANCE MATTERS

Independence of Directors

The Board of Directors is currently comprised of eight members:  Charles B. Wang; G. Scott Paterson; Nancy Li; Roy E. Reichbach; John R. Anderson; Gabriel A. Battista; Shirley Strum Kenny; and David Kronfeld.  All of these individuals are nominated for election at the Annual Meeting.  The Board has determined that four of the current eight members of the Board of Directors, namely, Dr. Kenny and Messrs. Anderson, Battista and Kronfeld, are independent directors of the Company, with independence being defined in accordance with the rules of NASDAQ.  Ms. Li, as the President and Chief Executive Officer of the Company, Mr. Wang, as the spouse of Ms. Li, Mr. Paterson, as the Vice Chairman of the Company, and Mr. Reichbach, as the General Counsel and Corporate Secretary of the Company, are each deemed to have material relationships with the Company and are therefore not considered to be independent.  In determining whether a director is independent, the Board relied upon the definition as set forth in NASDAQ Listing Rule 5605.

To facilitate the functioning of the Board of Directors independently of management, the following structures and processes are in place:

•
The majority of the Board of Directors is comprised of non-executive directors.  The only members of management on the Board of Directors are the Vice Chairman, the President and Chief Executive Officer, and the General Counsel and Corporate Secretary of the Company.  While Mr. Wang is not “independent” as defined by NASDAQ Listing Rule 5605, he is not a member of management of the Company and is therefore considered to be a non-executive director.

•
A lead independent director, currently Mr. Anderson, provides overall leadership to the Board of Directors and ensures that the Board’s agenda will enable it to successfully carry out its duties.  Mr. Anderson is familiar with the mandate of the Board of Directors and the charters of the Board committees and acts as chair of or serves on any ad hoc special committee established by the Board of Directors, and supervises compliance with the terms of the Voting Trust Agreement (see “QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING—Are any of the directors or executive officers of the Company subject to any voting restrictions?”).

•	Independent, non-executive directors meet periodically without management present.
•
Members of management, including the Vice Chairman, the President and Chief Executive Officer, and the General Counsel and Corporate Secretary, are not present for the discussion and determination of certain matters at meetings of the Board of Directors.

•
The President and Chief Executive Officer’s compensation is determined by the Compensation Committee, which is comprised entirely of independent directors.  The President and Chief Executive Officer is not present at these deliberations.

Board Operations

Chairman, Chief Executive Officer and Lead Independent Director

The positions of Chairman, Chief Executive Officer and Lead Independent Director of the Company are held by different persons.  The responsibilities of the Chairman of the Board of Directors include developing the agenda for each meeting of the Board of Directors in consultation with management, facilitating the activities of the Board of Directors and chairing meetings of the Board of Directors.  The responsibilities of the Chief Executive Officer include developing and successfully implementing the Company’s strategic plans, providing quality leadership to the Company’s staff, maintaining existing and developing new strategic alliances, considering possible strategic alternatives for the Company, and acting as an entrepreneur and innovator within the strategic goals of the Company.  The Lead Independent Director coordinates the activities of the independent directors, coordinates with the Chairman of the Board of Directors and management to set the agenda for Board meetings, chairs executive sessions of the independent directors, and performs the other duties assigned from time to time by the Board.  Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our Board.  It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to the Chief Executive Officer, while enabling the Lead Independent Director to facilitate our Board’s independent oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters.

Role in Risk Oversight

The Board is responsible for assessing the risks facing the Company and considers risk in virtually every business decision and as part of the Company’s business strategy.  The Board recognizes that it is neither possible nor prudent to eliminate all risk, and that strategic and appropriate risk-taking is essential for the Company to compete in its industry and in the global market and to achieve its growth and profitability objectives.  Effective risk oversight, therefore, is an important priority of the Board.

While the Board supervises risk management, the Company’s executive officers are charged on a day-to-day basis with weighing and managing the risks the Company faces.  The Company has a strong internal control environment and robust internal processes to identify and manage risks and to communicate with the Board.  These include active risk management by the Chief Financial Officer and the General Counsel and a Code of Business Conduct (the “Code”).  Additionally, the Company has engaged EisnerAmper as its independent registered public accountants to provide comprehensive external audit services.  The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually, and the Audit Committee reports as necessary to the Board on financial risks.  Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed.  The Board reviews and adjusts the Company’s risk management strategies at regular intervals, or as needed.  Directors are free to, and often do, communicate directly with senior management.

Meetings; Annual Meeting Attendance

The Board of Directors meets at least once each quarter.  The frequency of the meetings and the nature of the meeting agendas are dependent upon the nature of the business and issues that the Company faces from time to time.  Non-executive directors meet periodically without management present.  The Board of Directors held five meetings during 2012.  During 2012, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of the Board committees of which the director was a member.  It is the policy of the Board of Directors that all directors should attend the Company’s annual meetings in person or by teleconference.  Last year, all directors attended the annual meeting in person.

Board Committees

The Board of Directors has three standing committees:  Audit; Compensation; and Corporate Governance.  The Audit and Compensation Committees are comprised solely of independent directors.  Each committee has a charter or mandate, which is available at the Company’s website at www.neulion.com.  The table below provides membership information for each of the Board committees for 2012.  If re-elected by the stockholders, each director will remain a member of the committee upon which he or she currently serves.

Name	Audit	Compensation	Corporate Governance
John R. Anderson	Chair		Chair
Gabriel A. Battista		Member	Member
Shirley Strum Kenny	Member	Member	Member
David Kronfeld	Member	Chair
Nancy Li
G. Scott Paterson
Roy E. Reichbach			Member
Charles B. Wang

Audit Committee

The Audit Committee assists the Board of Directors in discharging its responsibilities relating to the financial management of the Company and oversight of the accounting and financial reporting of the Company, the Company’s independent auditor and audits, the internal financial controls of the Company and the continuous improvement of the Company’s financial policies and practices.  In addition, the Audit Committee is responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management.  Further detail about the role of the Audit Committee in risk assessment and risk management is included above in this section under the heading “—Board Operations—Role in Risk Oversight.”

The Audit Committee may be composed of a minimum of three and a maximum of five members.  Each member of the Audit Committee is a “non-employee director” whom the Board has determined to be an independent director.  As of the date hereof, the members of the Audit Committee are John R. Anderson (Chairman), Shirley Strum Kenny and David Kronfeld.  The Board of Directors has determined that Messrs. Anderson and Kronfeld qualify as “financial experts” as defined by the SEC.  In addition, the Board has determined that all of the Audit Committee members have sufficient knowledge in reading and understanding the Company’s financial statements to serve on the Audit Committee.

During 2012, the Audit Committee held five meetings.  All members attended each meeting, except Dr. Kenny, who missed one meeting.

A copy of the Audit Committee Charter is available on the Company’s website at www.neulion.com.

Compensation Committee

The Compensation Committee assists the Board of Directors in setting and maintaining the compensation philosophy of the Company and in discharging its responsibilities relating to executive and other human resources hiring, assessment and compensation, and succession planning.  The Compensation Committee approves all awards, grants and related actions under the Company’s various incentive compensation plans.  The Compensation Committee has direct responsibility for reviewing and recommending to the Board of Directors specific corporate goals and objectives that the President and Chief Executive Officer is expected to attain, assessing the President and Chief Executive Officer’s performance in light of these goals and objectives and recommending to the Board of Directors the compensation of the President and Chief Executive Officer.  The Compensation Committee also reviews the performance of the Company’s senior officers and recommends the compensation structure.  Further, the Compensation Committee may, in appropriate circumstances, engage external advisors and set and pay their compensation, subject to advising the Chairman of the Board.

The Compensation Committee may be composed of a minimum of three and a maximum of five members.  Each member of the Compensation Committee has been determined by the Board of Director to qualify as an independent director.  As of the date hereof, the members of the Compensation Committee are David Kronfeld (Chairman), Shirley Strum Kenny and Gabriel A. Battista.  The Board has also determined that each of its Compensation Committee members is an “outside director” pursuant to criteria established by the Internal Revenue Service and is a “non-employee” director pursuant to criteria established by the SEC.

During 2012, the Compensation Committee held no separate meetings outside of the context of a meeting of the Board.

A copy of the Mandate of the Compensation Committee is available on the Company’s website at www.neulion.com.

Corporate Governance Committee

The Corporate Governance Committee assists the Board of Directors in identifying and recommending qualified individuals as nominees for election as directors, in determining the composition of the Board, and in assessing the Board’s effectiveness.  The Corporate Governance Committee also assesses the Board’s relationship with management and recommends, where necessary, limits on management’s authority to act without explicit Board of Director approval.  The Corporate Governance Committee periodically reviews the Code and the mandate of the Board of Directors and mandates and charters of each of the committees.  The Corporate Governance Committee is responsible for supervising the management representative charged with implementing the Company’s corporate governance procedures.

The Corporate Governance Committee may be composed of a minimum of three and a maximum of five members.  As of the date hereof, the members of the Corporate Governance Committee are John R. Anderson (Chairman), Shirley Strum Kenny, Roy E. Reichbach and Gabriel A. Battista.  Each member, except for Mr. Reichbach, qualifies as an independent director.

During 2012, the Corporate Governance Committee held no separate meetings outside of the context of a meeting of the Board.

A copy of the Mandate of the Corporate Governance Committee is available on the Company’s website at www.neulion.com.

Compensation of Directors

The Compensation Committee annually reviews the directors’ compensation and makes its recommendations to the full Board of Directors for approval.  The Compensation Committee believes that the directors’ compensation is aligned with the Company’s performance on both a short-term and a long-term basis and that the Company’s compensation philosophy assists in attracting and retaining qualified individuals to serve as directors.  Directors who are also executives of the Company do not receive an annual retainer for service on the Board of Directors and are not currently entitled to any compensation for attending meetings of the Board of Directors, committees of the Board of Directors or meetings of the stockholders.  Ms. Li, Mr. Paterson and Mr. Reichbach did not receive any compensation for service on the Board of Directors in 2012 as each is an executive officer of the Company.

The key elements of the Company’s non-executive director compensation are cash retainers and equity-based grants.  In setting the Board of Directors’ compensation, the Compensation Committee considered the significant amount of time that the directors spend fulfilling their duties and the skills required by directors.  In 2012, each non-executive director was paid an annual retainer of $20,000 and a fee of $2,000 per Board of Directors meeting attended, except in the case of the Chairman of the Board of Directors, who earned a fee of $3,000 per Board of Directors meeting attended. Each committee member was paid $1,000 per committee meeting attended, and each committee chairman was paid an additional $500 per meeting for acting in such capacity.  The Lead Independent Director was paid an additional annual fee of $5,000 for serving in such capacity.  Non-executive directors are reimbursed for any out-of pocket travel expenses incurred in order to attend meetings.

Pursuant to the Amended and Restated Directors’ Compensation Plan, the non-executive directors of the Company are required to receive at least 50% of their annual retainers and Board of Directors and committee meeting fees in Common Stock and may elect to receive up to 100% of their retainers and fees in Common Stock in lieu of cash compensation.

For the fiscal year ended December 31, 2012, each of the non-executive directors earned the following compensation in cash and/or Common Stock:

2012 DIRECTOR COMPENSATION

Name	Fees earned or p aid in cash ($)	Stock awards ($)	Total ($)
John R. Anderson(1)(3)	21,250	21,250	42,500
Gabriel A. Battista(1)(3)	15,000	15,000	30,000
Shirley Strum Kenny(2)(3)	-	34,000	34,000
David Kronfeld(2)(3)	-	35,000	35,000
Charles B. Wang(2)(3)	-	32,000	32,000
Total	36,250	137,250	173,500

(1) Messrs. Anderson and Battista each elected to receive his 2012 director compensation as follows:  50% in cash and 50% in Common Stock.
(2) Dr. Kenny and Messrs. Kronfeld and Wang each elected to receive 100% of her or his 2012 director compensation in Common Stock.
(3) For the fiscal year ended December 31, 2012, non- executive directors earned the following number of shares of Common Stock:
John R. Anderson	92,294
Gabriel A. Battista	65,047
Shirley Strum Kenny	147,324
David Kronfeld	152,063
Charles B. Wang	140,435
Total	597,163

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 15, 2013 by each of the Company’s directors, each of the Company’s Named Executive Officers (as defined below), and all of the Company’s directors and executive officers as a group. Also shown are shares over which the named person could acquire voting power or investment power within 60 days after April 15, 2013.  Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.  Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

Name	Total Number of Shares Beneficially Owned(1)(2)(3)	Number of Shares Owned	Convertible Instruments Exercisable Within Next 60 Days	Percent of Class
Nancy Li(4)	40,360,684	39,216,934	1,143,750	24.4%
Charles B. Wang(5)	30,990,872	29,823,622	1,167,250	18.7%
G. Scott Paterson(6)	10,192,790	9,320,290	872,500	6.2%
J. Christopher Wagner	3,645,853	1,789,603	1,856,250	2.2%
John R. Anderson	457,765	407,765	50,000	*
Gabriel A. Battista(7)	487,410	334,349	153,061	*
Shirley Strum Kenny	470,896	470,896	0	*
David Kronfeld(8)	30,412,315	2,426,293	27,986,022	15.8%
Roy E. Reichbach	1,066,250	235,000	831,250	*
All current directors and executive officers (13 persons)	127,533,419	89,388,586	38,144,833	63.0%

* Less than 1%
(1) The address of each director and executive officer named in the above table is c/o NeuLion, Inc., 1600 Old Country Road, Plainview, New York  11803.
(2) No director, nominee for director or executive officer directly owns any of the Company’s Preferred Stock.  See footnotes (5), (7) and (8) below for information regarding Messrs. Wang’s, Battista’s and Kronfeld’s indirect interests in the Preferred Stock.
(3) No director, nominee for director, or executive officer has pledged any Common Stock as security.
(4) Includes (i) 56,040 shares of Common Stock held indirectly by two trusts for the benefit of Ms. Li’s children, for which Ms. Li is the trustee and (ii) options (“Options”) granted under our Second Amended and Restated Stock Option Plan, as amended (“Stock Option Plan”) that are exercisable within 60 days of April 15, 2013 to purchase 1,143,750 shares of Common Stock.  Excludes 30,990,872 shares of Common Stock beneficially owned by Mr. Wang, Ms. Li’s spouse (including 22,820,650 shares of Common Stock held by AvantaLion, a limited liability company controlled by Mr. Wang), as to which Ms. Li disclaims beneficial ownership.
(5) Includes (i) 22,820,650 shares of Common Stock held by AvantaLion, a limited liability company controlled by Mr. Wang, (ii) 256,040 shares of Common Stock held indirectly by two trusts for the benefit of Mr. Wang’s grandchildren for which Mr. Wang is the trustee, and (iii) 1,167,250 shares of Common Stock underlying warrants held by Mr. Wang.  Excludes (i) 40,360,684 shares of Common Stock beneficially owned by Ms. Li, Mr. Wang’s spouse, (ii) 12,033,989 shares of Preferred Stock owned by JK&B Capital V Special Opportunity Fund, L.P. (“JK&B SOF”), an entity in which Mr. Wang has an 86% pecuniary interest, and (iii) 5,000,000 shares of Common Stock held by the Charles B. Wang Multigenerational 2012 Trust (the “2012 Trust”).  Mr. Wang does not have voting or dispositive power over the shares of Common Stock held by Ms. Li, JK&B SOF, or the 2012 Trust and disclaims beneficial ownership of all such shares of Common Stock.
(6) Includes (i) 375,000 shares of Common Stock held by Patstar Inc. and (ii) 250,000 shares of Common Stock held by G. Scott Paterson Inc., each of which companies are controlled by Mr. Paterson.  Also includes an aggregate of 872,500 shares underlying warrants held by Mr. Paterson, Patstar Inc. and G. Scott Paterson Inc.  Excludes (i) 1,000,000 shares of Common Stock and (ii) 151,587 warrants held by Mr. Paterson’s Family Trust.  Mr. Paterson does not exercise voting or investment powers over this trust and disclaims beneficial ownership of all such shares of Common Stock.

(7) Includes 103,061 shares of Preferred Stock directly owned by The Gabriel A. Battista Revocable Trust Under a Trust dated August 22, 2006.
(8) Includes 2,006,300 shares of Common Stock directly owned by DKB JTV Holdings, LLC, an entity controlled by Mr. Kronfeld.  Mr. Kronfeld disclaims beneficial ownership of such shares of Common Stock except to the extent of his pecuniary interest therein.  Also includes (i) 15,952,033 shares of Preferred Stock directly owned by JK&B Capital V, L.P. (“JK&B”) and (ii) 12,033,989 shares of Preferred Stock directly owned by JK&B SOF.  As reported on Schedule 13D/A filed with the SEC on February 6, 2013, Mr. Kronfeld is the managing member of JK&B Capital V, L.L.C., the general partner of JK&B Management V, L.P. (“JK&B Management”).  JK&B Management is the general partner of both JK&B and JK&B SOF.  Mr. Kronfeld, JK&B Capital V, L.L.C. and JK&B Management each may be deemed to have sole voting and dispositive power over such shares.  Mr. Kronfeld disclaims beneficial ownership of the Preferred Stock owned by JK&B and JK&B SOF except to the extent of his pecuniary interest therein.

Security Ownership of Certain Beneficial Owners

Our records and other information available from outside sources indicate the following stockholders were beneficial holders of more than 5% of the outstanding shares of our Common Stock as of December 31, 2012.  The information below was reported in their filings with the SEC.  The Company is not aware of any other beneficial holder of more than 5% of the Company’s Common Stock as of December 31, 2012. The total number of shares beneficially owned includes shares over which the named person could have acquired voting power or investment power within 60 days after December 31, 2012.

Name and Address of Beneficial Holder	Total Number of Shares Beneficially Owned(1)	Percent of Class
Nancy Li(2)	40,107,559(3)(11)	24.3%
Charles B. Wang(2)	30,990,872(4)(11)	18.7%
G. Scott Paterson(2)	10,167,790(5)	6.2%
David Kronfeld(2)	30,412,315(6)	15.8%
JK&B Capital V, L.L.C.(7)	27,986,022(8)	14.6%
JK&B Management V, L.P.(7)	27,986,022(8)	14.6%
AvantaLion LLC(9)	22,820,650(10)(11)	13.9%

(1) Based on 163,967,804 total shares of Common Stock outstanding on December 31, 2012.
(2) The address of this beneficial owner is c/o NeuLion, Inc., 1600 Old Country Road, Plainview, New York  11803.
(3) Holdings as of December 31, 2012 as reported on Schedule 13G/A filed with the SEC on February 13, 2013.  According to the report, Ms. Li had sole voting and dispositive power over 40,107,559 shares of Common Stock.  Includes (i) 56,040 shares of Common Stock held indirectly by two trusts for the benefit of Ms. Li’s children for which Ms. Li is the trustee and (ii) Options granted under our Stock Option Plan that were exercisable within 60 days of December 31, 2012 to purchase 890,625 shares of Common Stock.  Excludes 30,990,872 shares of Common Stock beneficially owned by Mr. Wang, Ms. Li’s spouse (including 22,820,650 shares of Common Stock held by AvantaLion, a limited liability company controlled by Mr. Wang), of which Ms. Li disclaims beneficial ownership.
(4) Holdings as of December 31, 2012 as reported on Schedule 13D/A filed with the SEC on February 13, 2013.  According to the reports, Mr. Wang had sole voting and dispositive power over 30,990,872 shares of Common Stock.  Includes (i) 22,820,650 shares of Common Stock held by AvantaLion, a limited liability company controlled by Mr. Wang, (ii) 256,040 shares of Common Stock held indirectly by two trusts for the benefit of Mr. Wang’s grandchildren for which Mr. Wang is the trustee and (iii) 1,167,250 shares of Common Stock underlying warrants held by Mr. Wang.  Excludes (i) 40,107,559 shares of Common Stock beneficially owned by Ms. Li, Mr. Wang’s spouse, (ii) 12,033,989 shares of Preferred Stock owned by JK&B SOF, an entity in which Mr. Wang has an 86% pecuniary interest, and (iii) excludes 5,000,000 shares of Common Stock held by the 2012 Trust.  Mr. Wang does not have voting or dispositive power over the shares of Common Stock held by Ms. Li, JK&B SOF, or the 2012 Trust and disclaims beneficial ownership of all such shares of Common Stock.

(5) Holdings as of December 31, 2012 as reported on Schedule 13G/A filed with the SEC on February 13, 2013.  According to the reports, Mr. Paterson had sole voting and dispositive power over 10,167,790 shares of Common Stock, including (i) 375,000 shares of Common Stock held by Patstar Inc. and (ii) 250,000 shares of Common Stock held by G. Scott Paterson Inc., each of which companies is controlled by Mr. Paterson.  Also includes an aggregate of 872,500 shares of Common Stock underlying warrants held by Mr. Paterson, Patstar Inc. and G. Scott Paterson Inc.  Excludes (i) 1,000,000 shares of Common Stock and (ii) 151,587 warrants held by Mr. Paterson’s Family Trust.  Mr. Paterson does not exercise voting or investment powers over this trust and disclaims beneficial ownership of all such shares of Common Stock.
(6) Holdings as of September 25, 2012 as reported on Schedule 13D/A filed with the SEC on February 6, 2013.  Includes 2,006,300 shares of Common Stock directly owned by DKB JTV Holdings, LLC, an entity controlled by Mr. Kronfeld.  Mr. Kronfeld disclaims beneficial ownership of such shares of Common Stock except to the extent of his pecuniary interest therein.  Also includes (i) 15,952,033 shares of Preferred Stock directly owned by JK&B and (ii) 12,033,989 shares of Preferred Stock directly owned by JK&B SOF.  As reported in such Schedule 13D/A, Mr. Kronfeld is the managing member of JK&B Capital V, L.L.C., the general partner of JK&B Management.  JK&B Management is the general partner of both JK&B and JK&B SOF.  Mr. Kronfeld, JK&B Capital V, L.L.C. and JK&B Management each may be deemed to have sole voting and dispositive power over the shares.  Mr. Kronfeld disclaims beneficial ownership of the Preferred Stock owned by JK&B and JK&B SOF except to the extent of his pecuniary interest therein.
(7) The address of this beneficial owner is c/o JK&B Capital, Two Prudential Plaza, 180 N. Stetson Avenue, Suite 4500, Chicago, Illinois 60601.
(8) Holdings as of September 25, 2012 as reported on Schedule 13D/A filed with the SEC on February 6, 2013.  According to the report, the number of shares reported above represents 15,952,033 shares of Preferred Stock directly owned by JK&B and 12,033,989 shares of Preferred Stock directly owned by JK&B SOF.  Mr. Kronfeld is the managing member of JK&B Capital V, L.L.C., the general partner of JK&B Management.  JK&B Management is the general partner of both JK&B and JK&B SOF.  Mr. Kronfeld, JK&B Capital V, L.L.C. and JK&B Management each may be deemed to have sole voting and dispositive power over such shares.
(9) The address of this beneficial owner is 250 Pehle Avenue, Suite 404, Saddle Brook, New Jersey 07663.
(10) Holdings as of December 19, 2012 as reported on Schedule 13D/A filed with the SEC on February 13, 2013.  According to the report, AvantaLion had sole voting and dispositive power over the number of shares reported above.  AvantaLion is a limited liability company controlled by Mr. Wang.
(11) Mr. Wang, Ms. Li and AvantaLion, a limited liability company controlled by Mr. Wang, are parties to a Voting Trust Agreement, pursuant to which all shares of Common Stock of the Company directly or indirectly controlled by them were deposited with Computershare so that shares of Common Stock controlled by Mr. Wang, Ms. Li and AvantaLion, representing more than 9.9% of the total issued and outstanding Common Stock of the Company, may not be voted in relation to:
•	the election of directors;
•	any matters related to security-based compensation; and
•
any other matters which may change the governance structure of the Company as disclosed in the management information circular dated September 4, 2008 relating to the stockholder approval of the business combination of the entities then known as JumpTV Inc. (now called NeuLion, Inc.) and NeuLion, Inc. (now called NeuLion USA, Inc.).

The voting restrictions imposed by the Voting Trust Agreement do not apply to any arm’s-length transferee of any of the Common Stock held by Mr. Wang, Ms. Li or AvantaLion.  The Voting Trust Agreement will terminate on the first to occur of:
•	five years from October 20, 2008;
•	the date when the Common Stock ceases to be listed and posted for trading on the TSX; and
•	the date that Mr. Wang, Ms. Li and AvantaLion no longer own any Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and any beneficial owner of more than 10% of any class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC and furnish copies of the reports to the Company.  Based solely on the Company’s review of copies of such forms and written representations by the Company’s executive officers and directors received by it, the Company believes that during 2012, all such reports were timely filed, except as follows:  Two acquisitions of Common Stock by Mr. Paterson, and 10 sales of Common Stock by Mr. Wagner, were inadvertently reported late on SEC Form 4.

Certain Relationships and Related Transactions

The Company has entered into certain transactions and agreements in the normal course of operations with related parties.  In evaluating related party transactions, the Board establishes a special committee to review the proposed matters and make recommendations to the Board of Directors on the course of action, and in a case where a director is the related party, such individual abstains from voting to approve the transaction.  Significant related party transactions in which the Company was a participant with a related party and the amount involved exceeded $120,000 in 2012 and 2011 are set forth immediately below.

Private Placement of Units

On September 25, 2012 the Company entered into individual Subscription Agreements (the “Subscription Agreements”) with certain accredited investors (the “Purchasers”), pursuant to which the Company sold to the Purchasers, in a private offering (the “Offering”), an aggregate of 22,782,674 Units at CDN$0.20 each, with each Unit consisting of one share of Common Stock and one-half of one Warrant, with each full Warrant entitling the holder thereof to purchase one share of Common Stock at US$0.30 for 30 months following the closing of the Offering, for aggregate proceeds to the Company of approximately CDN$5,089,635 (US$5,209,241).  The net proceeds of the Offering were used for working capital purposes.

Messrs. Wang and Paterson, the Company’s Chairman and Vice Chairman, respectively, participated in the Offering.  Mr. Paterson purchased 1,745,000 Units for CDN$349,000 (US$357,202).  Mr. Wang originally committed to purchase CDN$1 million of Units, but due to oversubscription instead purchased 2,334,500 Units for CDN$466,900 (US$477,900) and loaned the Company approximately CDN$533,100 (US$545,627.85), as evidenced by the Convertible Note.  By the terms of the Convertible Note, all outstanding principal and any accrued unpaid interest owing thereon underlying the Convertible Note will automatically convert into 2,841,600 shares of Common Stock and 1,420,800 Warrants upon receipt of stockholder approval.  If stockholder approval is not received, principal in the aggregate amount of US$545,627.85 and interest in the aggregate amount of US$32,738 (calculated (but not compounded) daily and payable in arrears at a rate of 6% per annum) will be payable on the maturity date, September 25, 2013.  Since the closing of the Offering on September 25, 2012, no principal or interest has been paid on the loan.

Private Placement of Preferred Stock

On June 29, 2011, the Company issued 10,912,265 shares of Class 4 Preferred Stock in a private offering, at a price of $0.4582 per share, for aggregate gross proceeds of $5 million, to each of JK&B and JK&B SOF, pursuant to a Subscription Agreement, dated June 29, 2011, between each purchaser and the Company.  JK&B received 6,219,991 shares valued at $2,849,999.88 and JK&B SOF received 4,692,274 shares valued at $2,149,999.95.  The net proceeds of the offering were used for working capital purposes.  Both JK&B and JK&B SOF are limited partnerships controlled by Mr. Kronfeld, a director of the Company.  Mr. Wang holds an 86% pecuniary interest in JK&B SOF, but does not have voting or dispositive power over the shares of Common Stock held by JK&B SOF.

KyLin TV, Inc. (“KyLin TV”)

KyLin TV is an IPTV company that is controlled by the Chairman of the Board of Directors of the Company.  On June 1, 2008, the Company entered into an agreement with KyLin TV to build and deliver the setup and back office operations for KyLin TV’s IPTV service.  Effective April 1, 2012, the Company amended its agreement with KyLin TV, such that, in addition to the services previously provided, KyLin TV was appointed the exclusive distributor of the Company’s business to consumer (“B2C”) IPTV interests.  As exclusive distributor, KyLin TV obtains, advertises and markets all of the Company’s B2C content, in accordance with the terms of the amendment.  Accordingly, KyLin TV records the gross revenues from the Company’s B2C content as well as the associated license fees, whereas the Company records revenues in accordance with the revised fee schedule in the amendment.  The Company also provides and charges KyLin TV for administrative and general corporate support.  In 2012 and 2011, the Company paid $321,809 and $380,754 for these services, respectively.

New York Islanders Hockey Club, L.P. (“New York Islanders”)

The Company provides IT-related professional services and administrative services to the New York Islanders, a professional hockey club that is owned by the Chairman of the Board of Directors of the Company.

Renaissance Property Associates, LLC (“Renaissance”)

The Company provides IT-related professional services to Renaissance, a real estate management company owned by the Chairman of the Board of Directors of the Company.  In June 2009, the Company signed a sublease agreement with Renaissance for office space in Plainview, New York.  In 2012 and 2011, the Company paid rent of $420,496 and $410,931, respectively, to Renaissance, inclusive of taxes and utilities.

Smile Train, Inc. (“Smile Train”)

The Company provides IT-related professional services to Smile Train, a public charity whose founder and significant benefactor is the Chairman of the Board of Directors of the Company.

The Company recognized revenue from related parties for the years ended December 31 as follows:

	2012	2011
New York Islanders	$285,735	$324,453
Renaissance	$120,000	$120,000
Smile Train	$108,000	$108,000
KyLin TV	$2,416,214	$3,084,526
	$2,929,949	$3,636,979

As at December 31, 2012 and December 31, 2011, the amounts due from (to) related parties were as follows:

	2012	2011
New York Islanders	$(12,282)	$(13,298)
Renaissance	$2,992	-
KyLin TV	$896,975	$734,452
	$887,685	$721,154

Code of Business Conduct

All of our directors, officers and employees are required to abide by the Company’s Code of Business Conduct to ensure that our business is conducted in a consistently legal and ethical manner.  Our policies and procedures cover all major areas of professional conduct, including employee policies, conflicts of interest, protection of confidential information, and compliance with applicable laws and regulations.  The Code is available at the Company’s website at www.neulion.com.

Stockholder Communications

Stockholders can mail communications to the Company by writing to NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803 ATTN: Corporate Secretary.  All correspondence is handled by the Corporate Secretary, forwarded to the appropriate department for response or forwarded to the Board of Directors.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of eight directors.  The Bylaws of the Company provide that the number of directors on the Board shall not be less than one nor more than 15 persons.  The Company has determined that the number of directors to be elected at the Annual Meeting will be eight.  All eight of the nominees are currently directors of the Company and each has been a director since the date indicated below in his or her biographical and business information narrative.  Each director elected at the Annual Meeting will hold office until the next annual meeting or until his or her successor is duly elected or appointed.  All of the nominees have consented to being named in this Proxy Statement and to serve if elected.  We do not presently expect that any of the nominees will be unavailable to serve on the Board of Directors.  There are no family relationships between the officers and directors of the Company other than the relationship between Mr. Wang, Chairman of the Board of the Company, and Ms. Li, the President, Chief Executive Officer and a director of the Company, who are married to each other.

Director Qualifications and Review of Director Nominees

The process for identifying and evaluating nominees for the Board of Directors is initiated by the Corporate Governance Committee, which conducts an annual evaluation of critical Company and Board needs based on the present and future strategic objectives of the Company and the specific skills required for the Board of Directors as a whole and for each of its committees.  This annual evaluation provides guidance to the Corporate Governance Committee members, who report to the full Board with a recommendation on the size and composition of the Board as a whole and its committees.  If necessary, the Corporate Governance Committee also recommends steps to be taken so that the Board of Directors as a whole and its committees reflect the appropriate balance of experience, knowledge, skills, expertise and diversity.

In conducting a review of the Corporate Governance Committee’s recommendations, the Board may consider age, experience, ability, qualifications, independence from the Company and current Board members and such other factors as it deems appropriate given the current needs of the Company.  The Board utilizes the same evaluation process for director nominees recommended by stockholders as it does for those nominees recommended by the Board.  Due to the historically limited number of stockholder proposals received annually, the Board does not believe that a separate policy for considering such nominations is necessary or efficient at this time.  Current members of the Board with skills and experience relevant to the Company’s strategic objectives are considered for re-nomination.

The nominees to the Board of Directors listed in this Proxy Statement, each of whom is currently a director of the Company, were approved unanimously by the Board of Directors.  The paragraphs that follow provide information about each nominee for director.  Each of these individuals brings a strong and singular background and skill set to the full Board of Directors that includes accounting and finance, risk management, marketing, technology, legal and civic experience, among others, which led the Board of Directors to the conclusion that each should continue to serve as a director.

Biographical and Business Experience of Directors

The narrative below contains biographical and business information about the nominees for re-election, including name, office or position with the Company, date the Company directorship began, principal occupation, age, business experience and public company directorships during at least the past five years.

Charles B. Wang (Age 68)

Charles B. Wang has been the Chairman of the Board of the Company and a director of the Company since October 2008.  Mr. Wang also has been the owner of the New York Islanders of the National Hockey League since July 2000.  In 1976, he founded Computer Associates International, Inc. (“Computer Associates”), a provider of information technology management services now known as CA Inc., and served as its Chairman until November 2002.  Mr. Wang created the New York Islanders Children’s Foundation, has his own charitable foundation and is extremely active in supporting charitable causes such as Smile Train, Inc., which he co-founded, and the National Center for Missing & Exploited Children.  He is the author of “TECHNOVISION II:  Every Executive’s Guide to Understanding and Mastering Technology and the Internet.”  Mr. Wang earned a Bachelor of Science degree from Queens College and began his computer career at Columbia University’s Riverside Research Institute as a programming trainee.  Mr. Wang is married to Ms. Li.  Mr. Wang’s qualifications to serve on the Board include his status as a leading technology visionary and his experience in leading both technology start-ups and a Fortune 200 company.  He has built many relationships as an investor in China and familiarized himself with that economic market, which is a potentially important one for the Company.  Furthermore, Mr. Wang is also able to provide diverse and valuable finance and strategic expertise to the Board.

G. Scott Paterson (Age 49)

G. Scott Paterson has been our Vice Chairman and a director of the Company since October 2008.  Prior to his current position, Mr. Paterson was our Chairman from January 2002 until October 2008 and Chief Executive Officer from May 2005 until October 2007 and again from June 2008 until October 2008.  Mr. Paterson is a Director, Chairman of the Audit Committee and a member of the Strategic Committee of Lions Gate Entertainment (NYSE:LGF).  Mr. Paterson is also Chairman of Symbility Solutions Inc., formerly Automated Benefits Corp (TSX:SY (formerly TSX:AUT)).  He is also the Chairman of the Merry Go Round Children’s Foundation and a Governor of Ridley College.  From October 1998 until December 2001, Mr. Paterson was Chairman and CEO of Yorkton Securities Inc., which under his leadership became Canada’s leading technology investment bank.  Mr. Paterson has served in the past as Chairman of the Canadian Venture Stock Exchange and as Vice Chairman of the TSX.  Mr. Paterson is a graduate of Ridley College and earned a Bachelor of Arts (Economics) degree from the University of Western Ontario.  In 2009, Mr. Paterson obtained the ICD.D designation by graduating from the Rotman Institute of Corporate Directors at the University of Toronto.  Mr. Paterson’s qualifications to serve on the Board include his expertise with technology investment securities as well as his founder’s knowledge of the Company and its history.  Mr. Paterson’s service on both public company and nonprofit boards enables him to provide valuable guidance to the Board on financial and strategic matters.

Nancy Li (Age 55)

Nancy Li has been our President and Chief Executive Officer, and a director of the Company, since October 2008.  She is the founder of NeuLion USA, Inc. (“NeuLion USA”), our wholly-owned subsidiary, and has been its Chief Executive Officer since its inception in 2003.  From 2001 to 2003, Ms. Li established and ran iCan SP, a provider of end-to-end service management software for information technology operations and a wholly-owned subsidiary of CA Inc..  From 1990 to 2001, Ms. Li was Executive Vice President and Chief Technology Officer for Computer Associates, and prior to that held a variety of management positions covering virtually every facet of Computer Associates’ business from a development and engineering perspective.  Ms. Li holds a Bachelor of Science degree from New York University.  Ms. Li is married to Mr. Wang.  Ms. Li’s qualifications to serve on the Board include her knowledge of information technology systems and her executive and business experience.  Ms. Li created the technology behind the Company’s successful IPTV platform and has an in-depth knowledge of the Company, its history and the IPTV industry.

Roy E. Reichbach (Age 50)

Roy E. Reichbach has been our General Counsel and Corporate Secretary, and a director of the Company, since October 2008 and has been the General Counsel and Corporate Secretary of NeuLion USA since 2003.  Mr. Reichbach is also an Alternate Governor of the New York Islanders on the NHL Board of Governors.  From 2000 until October 2008, Mr. Reichbach was the General Counsel of the New York Islanders and was responsible for the legal affairs of the club and its affiliated real estate companies.  From 1994 until 2000, Mr. Reichbach was Vice President – Legal at Computer Associates.  Prior to that, he was a trial lawyer in private practice.  Mr. Reichbach holds a Bachelor of Arts degree from Fordham University and a Juris Doctorate degree from Fordham Law School.  He has been admitted to practice law since 1988.  Mr. Reichbach’s qualifications to serve on the Board include his legal experience as a litigator in private practice and as in-house counsel for companies in several industries, as well as his executive management experience.

John R. Anderson (Age 67)

John R. Anderson has been a director of the Company since March 2008.  Mr. Anderson has been the Chief Financial Officer of LPBP Inc., a company which formerly invested in health science-focused partnerships, since May 2004 and Chief Financial Officer of TriNorth Capital Inc., a Canadian-based investment company, from December 2009 to July 2012.  Mr. Anderson was the Chief Financial Officer and Secretary of Impax Energy Services Income Trust (“Impax”), an income trust, from June 2006 to May 2009, and the Chief Financial Officer of Tailwind Financial Inc., a special acquisition company, from April 2007 to April 2009.  From 2005 to June 2006, Mr. Anderson was self-employed.  Previously, he was the Chief Financial Officer of The T. Eaton Company Limited and was also a partner with Ernst & Young LLP.  Since January 2012, Mr. Anderson has served as a director, and the chair of the audit committee, of Marret Resources Corp., a Canadian-based merchant bank formerly named Primary Corp.  Since August 2012, he has served as a director, the chair of the audit committee and a member of the governance committee of Pivot Technology Solutions, Inc., a Canadian-based investment company.  Mr. Anderson was formerly a director, and the chair of the audit committee, of the Canadian Medical Discoveries Fund, and the Chairman of the Board of Directors of Ridley College.  Mr. Anderson holds a Bachelor of Arts degree from the University of Toronto and is a chartered accountant in Canada.  In 2006, Mr. Anderson obtained the ICD.D designation by graduating from the Rotman Institute of Corporate Directors at the University of Toronto.  Mr. Anderson’s qualifications to serve on the Board include the corporate financial expertise he gained as chief financial officer of several companies.  Furthermore, as a former public accountant and auditor, he is able to provide the Company with knowledgeable advice regarding navigating the evolving accounting regulatory environment.

Impax filed for bankruptcy in December 2009, after the departure of Mr. Anderson.

Gabriel A. Battista (Age 68)

Gabriel A. Battista has been a director of the Company since March 2008.  Mr. Battista has been the Chairman of the Board of Directors of Trustees of Capitol College since 2010, having become a member of that board in 1992, and has also been a member of the Board of Trustees since 2006 and Vice Chairman since 2009 of the American University of Rome.  Mr. Battista serves as a member of the Boards of Directors of Sentrillion, Network Alliance, TEOCO and the National Italian American Foundation.  From 1999 until December 2006, Mr. Battista was the President, Chairman and Chief Executive Officer of Talk America.  Mr. Battista received a Bachelor of Science degree from Villanova University, a Master of Science degree from Drexel University and a Master of Business Administration degree from Temple University.  He is also a registered professional engineer in the State of Pennsylvania.  Mr. Battista’s qualifications to serve on the Board include his success as business leader with substantial experience in the area of telecommunications, which is a significant market for the Company’s services, as well as his experience in serving as a board member of six publically traded companies in the Internet, software and telecommunications industries.

Shirley Strum Kenny (Age 78)

Shirley Strum Kenny has been a director of the Company since October 2008.  Dr. Kenny served as interim President of Augusta State University from July 2012 to January 2013 and President of Stony Brook University from 1994 to 2009.  Prior thereto, Dr. Kenny was President of Queens College and had taught at the University of Texas, Gallaudet College, the Catholic University of America, the University of Delaware, and the University of Maryland, where she was Provost.  She has served as a member of the Boards of Directors of Goodwill Industries of Greater New York and New Jersey, and the Long Island Association.  She also was a board member and vice chair of the Board of Directors of Brookhaven Science Associates, which oversees Brookhaven National Laboratory.  From 2009 to 2012, Dr. Kenny was a consultant for the Association of Public and Land-grant Universities.  From 2000 to 2008, she served on the Board of Directors of Toys ‘R’ Us, Inc. and of Computer Associates.  Dr. Kenny holds a Bachelor of Arts degree in English and a Bachelor of Journalism degree from the University of Texas at Austin, a Master of Arts degree in English from the University of Minnesota and a Ph.D. degree in English from the University of Chicago.  Dr. Kenny’s qualifications to serve on the Board include her expertise as a successful educational administrator and her large public company board experience.

David Kronfeld (Age 65)

David Kronfeld has been a director of the Company since October 2008.  Mr. Kronfeld is the Chairman of JK&B Capital V, L.L.C., a venture capital firm, which he founded in 1995.  Prior thereto he served as a General Partner at Boston Capital Ventures, the Vice President of Acquisitions and Venture Investments at Ameritech, a Senior Manager at Booz Allen & Hamilton and a Systems Analyst at Electronic Data Systems.  Since February 2010, Mr. Kronfeld has been a director, and a member of the compensation committee and the audit committee, of Dynasil Corporation of America (NASDAQ-GM:DYSL).  Mr. Kronfeld earned a Bachelor of Science degree in Engineering with high honors and a Master of Science degree in Computer Science from Stevens Institute of Technology, and a Master of Business Administration degree from The Wharton School of Business of the University of Pennsylvania.  Mr. Kronfeld’s qualifications to serve on the Board include his extensive corporate financial expertise as an investor and venture capitalist.  Mr. Kronfeld is also greatly experienced in guiding early to mid-stage companies to evolve and mature and has served on many boards over the course of the past 20 years.

Legal Proceedings

To the best of the Company’s knowledge, there are no material proceedings in which any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such person, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

To the best of the Company’s knowledge, other than the information disclosed in Mr. Anderson’s biography above, during the past ten years there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees involving any possibility of enjoining or suspending members of the Company’s Board of Directors or the Company’s executive officers from engaging in any business, securities or banking activities, and no member of the Company’s Board of Directors and no executive officer has been found to have violated, or been accused of having violated, any federal or state securities or commodities laws or any law or regulation prohibited mail or wire fraud or fraud in connection with any business entity.

The election of each director nominee requires the affirmative vote of the majority of the votes cast with respect to such nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.  Pursuant to the terms of the Voting Trust Agreement, Mr. Wang, Ms. Li and AvantaLion may only vote shares of Common Stock representing 9.9% of the votes attached to all of the then-issued shares of Common Stock of the Company on this proposal, which is equal to approximately 16,256,508 shares of Common Stock as of April 15, 2013.

PLEASE NOTE: If your shares are held in street name, your broker, trust, bank or other nominee can only vote your shares in the election of directors if you direct the holder how to vote by marking your proxy, which will be sent to you by such holder.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed, and the Board of Directors has ratified the appointment of, EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2013.  Before selecting EisnerAmper, the Audit Committee carefully considered the firm’s qualifications as an independent registered public accounting firm for the Company.  This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing.

We are asking our stockholders to ratify the selection of EisnerAmper as our independent registered public accounting firm.  Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of EisnerAmper to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.  In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board of Directors and the Audit Committee to consider the selection of a different firm.  Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of EisnerAmper are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of EisnerAmper.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

Change in Independent Registered Public Accountants

Ernst & Young LLP (“E&Y”) served as the Company’s independent registered public accountants for the fiscal year ended December 31, 2011.  On June 21, 2012, the Company dismissed E&Y as its independent registered public accounting firm.  The reason for the Company’s decision, which was made with the approval of its Audit Committee, to change its independent registered public accounting firm was to attempt to reduce the expenses that the Company, as a relatively small public company, has been incurring in connection with the annual audits and quarterly reviews of its financial statements, and the preparation of its tax returns.  Effective as of June 25, 2012, with the approval of its Audit Committee, the Company appointed EisnerAmper as its new independent registered public accounting firm.

The audit reports of E&Y on the Company’s financial statements for each of the two fiscal years ended December 31, 2011 and 2010 contained no adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the fiscal years ended December 31, 2011 and 2010 and through the date of dismissal, the Company had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods.  During the fiscal years ended December 31, 2011 and 2010 and through the date of dismissal, there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.  The Company disclosed its dismissal of E&Y on a Form 8-K filed with the SEC on June 22, 2012 and provided E&Y with a copy of such Form 8-K prior to its filing with the SEC.  At the Company’s request, E&Y furnished a letter addressed to the SEC stating whether it agreed with the above statements made by the Company.  A copy of such letter was attached as Exhibit 16.1 to the Form 8-K.

During the two most recent fiscal years and through the date of EisnerAmper’s engagement, the Company did not consult with EisnerAmper regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by EisnerAmper that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Pre-Approval of Services

The Audit Committee follows a policy pursuant to which audit and non-audit services proposed to be performed by the independent registered public accountants may be pre-approved.  These services may include audit services, audit-related services, tax services, and other services.

The Audit Committee determines from time to time permitted services that have its general pre-approval. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget and annual review.  The Chief Financial Officer reviews all requests for services to be provided by the independent registered public accountants to determine whether such services are included within the list of services that have received the general pre-approval of, or require specific pre-approval by, the Audit Committee.  The Chief Financial Officer shall consult as necessary with the chairman of the Audit Committee in determining whether any particular service has been pre-approved.

Audit-related services in the amount of $235,500 for 2012 and $310,000 for 2011, and tax services in the amount of $45,000 for 2012 and $76,000 for 2011, were provided through the general pre-approval process.  The Audit Committee has determined such services are consistent with SEC rules on auditor independence.  A service which has not received general pre-approval will require specific pre-approval by the Audit Committee before the service can be provided by the independent registered public accountants.  The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, who must report to the Audit Committee at its next scheduled meeting any services so approved by him.  All services performed by the independent registered public accountants in 2012 were pre-approved under the general pre-approval process or under the specific pre-approval process.

The Audit Committee pre-approves all services performed by the independent registered public accountants, in part to assess whether the provision of such services might impair the independent registered public accountants’ independence.  The Audit Committee’s policy and procedures are as follows:

•
The Audit Committee approves the annual audit services engagement and, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, company structure, or other matters.  As discussed above, the Audit Committee may also pre-approve other audit services, which are those services that only the independent registered public accountants reasonably can provide.

•
The Audit Committee believes that the provision of audit-related services does not impair the independence of the independent registered public accountants.  Audit-related services are assurance and related services that are reasonably related to the performance of the audit, and that are traditionally performed by the independent registered public accountants.

•
The Audit Committee believes that, in appropriate cases, the independent registered public accountants can provide tax compliance services, tax planning and tax advice without impairing the auditors’ independence.

•
The Audit Committee may approve other services to be provided by the independent registered public accountants if (i) the services are permissible under SEC and Public Company Accounting Oversight Board rules, (ii) the Audit Committee believes the provision of the services would not impair the independence of the independent registered public accountants and (iii) management believes that the independent registered public accountants are the best choice to provide the service.

For each engagement, management provides the Audit Committee with information about the services and fees sufficiently detailed to allow the Audit Committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the independent registered public accountants.

After the end of the audit year, management provides the Audit Committee with a summary of the actual fees incurred for the completed audit year.

Services and Fees of Independent Registered Public Accountants

The following tables shows the fees incurred for services rendered by EisnerAmper in 2012 and E&Y, our former independent registered public accountants, in 2012 and 2011.  All such services were pre-approved by the Audit Committee in accordance with the pre-approval policy.

Fees incurred from EisnerAmper	2012
Audit fees	$217,500
Audit-related fees	-
Tax fees	$45,000
All other fees	$-
Total	$262,500

Fees incurred from E&Y	2012	2011
Audit fees	$18,000	$310,000
Audit-related fees	-	-
Tax fees	$-	$76,000
All other fees	$15,000	$2,000
Total	$33,000	$388,000

Audit fees are comprised of fees for professional services rendered for the audit of the Company’s annual financial statements and/or the review of the Company’s quarterly financial statements.  Tax fees are comprised of fees for professional services rendered for the preparation of the Company’s tax returns and, in 2011, for tax analysis of the Company’s dissolution of China iMedia Enterprise Ltd.  All other fees in 2012 were related to E&Y’s consent to include their 2011 audit report in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in 2011 were comprised of fees related to an E&Y online subscription.

In considering the nature of the services provided by the independent registered public accountants, the Audit Committee determined that such services were compatible with the provision of independent audit services.  The Audit Committee discussed these services with EisnerAmper, E&Y and Company management to determine that they were permitted under the applicable rules and regulations.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control and disclosure controls.  In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants.  Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with United States generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements and related disclosures with management and the independent registered public accountants, including a review of the significant management judgments underlying the financial statements and disclosures.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work (including resolution of disagreements between management and the Company’s independent registered public accountants regarding financial reporting) of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The independent registered public accountants report to the Audit Committee at each regularly scheduled Audit Committee meeting or as necessary, and the chairman of the Audit Committee reports to the Board of Directors at each regularly scheduled Board meeting or as necessary.

The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS Nos. 89 and 90, as adopted by the Public Company Accounting Oversight Board, and by Rule 2-07 of Regulation S-X, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.  In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accountants their independence from the Company and its management.  In concluding that the independent registered public accountants are independent, the Audit Committee determined, among other things, that the non-audit services provided by EisnerAmper (as described above) were compatible with their independence.  Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has adopted policies to avoid compromising the independence of the independent registered public accountants, such as prior Audit Committee approval of non-audit services and required audit partner rotation.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors subsequently approved the recommendation) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.  The Audit Committee has also appointed EisnerAmper as the Company’s independent registered public accountants for 2013.

AUDIT COMMITTEE MEMBERS:

John R. Anderson, Chairman Shirley Strum Kenny David Kronfeld

PROPOSAL 3 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are submitting to stockholders an advisory vote to approve the compensation paid to the Company’s Named Executive Officers as disclosed below pursuant to Item 402 of Regulation S-K under the heading “STATEMENT OF EXECUTIVE COMPENSATION,” including the compensation tables and narrative discussion.

The advisory vote is not binding on the Company, the Board of Directors, or management; however, if executive compensation is not approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, the Compensation Committee will take account of this fact when considering executive compensation in future years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s Named Executive Officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K under the heading “STATEMENT OF EXECUTIVE COMPENSATION,” including the compensation tables and narrative discussion, be, and hereby is, approved.

Pursuant to the terms of the Voting Trust Agreement, Mr. Wang, Ms. Li and AvantaLion may only vote shares of Common Stock representing 9.9% of the votes attached to all of the then-issued shares of Common Stock of the Company on this proposal, which is equal to approximately 16,256,508 shares of Common Stock as of April 15, 2013.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, trust or other holder of record can only vote your shares with respect to the advisory vote on executive compensation if you direct the holder how to vote by marking your proxy, which will be sent to you by such holder.

PROPOSAL 4 — ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are submitting to stockholders an advisory vote to indicate how frequently they believe the Company should seek an advisory vote on the compensation of the Company’s Named Executive Officers, such as is set forth in Proposal 3 above.  Stockholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation once every one, two, or three years, or may abstain.  The Board recommends that the Company’s stockholders approve a frequency of three years, with the next such stockholder advisory vote to be held at the Company’s 2016 annual meeting.

The advisory vote is not binding on the Company, the Board of Directors, or management; however, if a frequency of three years is not approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, the Board will take account of this fact and of the other voting results when making future decisions regarding the frequency of advisory votes on executive compensation.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS TO BE HELD ONCE EVERY THREE YEARS.  Pursuant to the terms of the Voting Trust Agreement, Mr. Wang, Ms. Li and AvantaLion may only vote shares of Common Stock representing 9.9% of the votes attached to all of the then-issued shares of Common Stock of the Company on this proposal, which is equal to approximately 16,256,508 shares of Common Stock as of April 15, 2013.

PLEASE NOTE: If your shares are held in street name, your broker, bank, trust or other holder of record can only vote your shares with respect to the advisory vote on the frequency of seeking advisory votes on executive compensation if you direct the holder how to vote by marking your proxy, which will be sent to you by such holder.

STATEMENT OF EXECUTIVE COMPENSATION

The following table (the “Summary Compensation Table”) sets forth all compensation awarded to, earned by or paid to, during each of the Company’s last two completed fiscal years, our principal executive officer and our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at the end of the 2012 fiscal year (collectively, the “Named Executive Officers”).  Other than as described in this Proxy Statement, the Company does not have any employment agreements, supplemental executive retirement plans, change in control agreements or company perks (e.g., company cars, country club memberships, etc.).

2012 SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option- Based Awards ($)(4)(5)	All Other Compensation ($)(6)	Total ($)
Nancy Li	2012	310,000		63,090		373,090
President and Chief Executive Officer(1)	2011	310,000	—	130,905		440,905

J. Christopher Wagner	2012	250,000	250,000	7,010		507,010
Executive Vice President(2)	2011	250,000	250,000	43,635		543,635

G. Scott Paterson	2012	300,000	—	—	1,983	301,983
Vice Chairman(3)	2011	300,000	—	—	2,064	302,064

(1) Ms. Li became the President and Chief Executive Officer of the Company on October 20, 2008.
(2) Mr. Wagner became an Executive Vice President of the Company on October 20, 2008.
(3) Mr. Paterson became the Vice Chairman of the Company on October 20, 2008.

(4) “Option-Based Awards” includes Options granted under our Stock Option Plan.  The exercise price for Options granted under the Stock Option Plan is based on the 5-day volume weighted average price preceding the grant date.  In calculating the value of the Options, the grant date fair market value is based on the closing price on the grant date.  As a result, there is generally a difference between the exercise price and the fair market value as at the grant date.
(5) The amounts reported in the Option-Based Awards column of the Summary Compensation Table represent the total fair value of the Options granted by the Company to each of the Named Executive Officers, calculated based on values determined as of the grant date in accordance with Accounting Standard Codification Topic 718 utilizing a Black-Scholes-Merton model.  The Company cautions that the amounts reported in the Summary Compensation Table in the Option-Based Awards column may not represent the amounts that the Named Executive Officers will actually realize from the awards.  A Named Executive Officer can only exercise Options that vest while he or she is employed by the Company and or within 90 days of such person’s termination or departure date (unless terminated for cause, in which case such Options shall immediately terminate unless the Board of Directors determines otherwise), and will only realize value if the Options are exercised when NeuLion’s stock price exceeds the Option exercise price.  The assumptions used by the Company in calculating these amounts are set forth below.  The following table sets forth detail corresponding to the total amounts set forth in the Option-Based Awards column above as it relates to the total fair value of the Options granted in 2012 and 2011:

Name	2012 Grants(1)	2011 Grants(1)	Total Fair Value(1)
Nancy Li	$63,090(a)	$130,935(c)	$194,025
J. Christopher Wagner	$7,010(b)	$43,635(d)	$50,645
G. Scott Paterson	-	-	-

(1) The following assumptions were used in calculating the total amounts set forth in the above table regarding Option awards:

			Expected		Exercise		Risk-Free
Note	Security	Grant Date	Life	Volatility	Price	Market Price	Interest Rate
(a)	Options	June 4, 2012	4 years	121%	$0.18	$0.18	1.15%
(b)	Options	June 4, 2012	4 years	121%	$0.18	$0.18	1.15%
(c)	Options	May 16, 2011	4 years	104%	$0.43	$0.41	2.5%
(d)	Options	May 16, 2011	4 years	104%	$0.43	$0.41	2.5%

The Options were awarded under the Stock Option Plan.
(6) NeuLion has arranged for and paid the premiums on CDN$10 million of key-man term life insurance for Mr. Paterson to provide 24-hour all-peril coverage with NeuLion as beneficiary of CDN$8 million of the proceeds, with the remaining CDN$2 million to be paid to beneficiaries designated by Mr. Paterson.  The annual premium payable by NeuLion in respect of the portion of Mr. Paterson’s insurance to be paid to his designated beneficiaries was CDN$1,973.

The material terms of each Option grant are set forth below in the Outstanding Equity Awards at 2012 Fiscal Year End table and its footnotes.

See the description below under “—Payments in Connection with Termination or Change in Control” for a description of shares of Common Stock issuable to Mr. Paterson upon a change in control of the Company.

The following table sets forth, for each Named Executive Officer, information regarding unvested stock awards, unexercised Options and other equity incentive plan awards outstanding as of December 31, 2012.

OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR END

	Option Awards
	Number of Securities Underlying Unexercised Options
Name	(#) Exercisable	(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Nancy Li	450,000	0	0.47	11/17/13
President and Chief	309,375	140,625	0.59	03/19/15
Executive Officer(1)	112,500	337,500	0.43	05/16/16
	0	450,000	0.18	06/04/17

J. Christopher Wagner	1,300,000	0	0.63	10/20/13
Executive Vice President(2)	200,000	0	0.60	10/20/13
	150,000	0	0.47	11/17/13
	103,125	46,875	0.59	03/19/15
	37,500	112,500	0.43	05/11/16
	0	50,000	0.18	06/04/17

G. Scott Paterson	-	-	-	-
Vice Chairman

(1) Ms. Li became the President and Chief Executive Officer on October 20, 2008.  Options granted to Ms. Li through May 31, 2010 vest at a rate of one forty-eighth per month and are exercisable for a period of five years from the date of grant.  Options granted to Ms. Li after May 31, 2010 under the Stock Option Plan vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.
(2) Mr. Wagner became an Executive Vice President of the Company on October 20, 2008.  Options granted to Mr. Wagner through May 31, 2010 vest at a rate of one forty-eighth per month and are exercisable for a period of five years from the date of grant.  Options granted to Mr. Wagner after May 31, 2010 under the Stock Option Plan vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.

Employee Benefits Plans

We do not sponsor any qualified or non-qualified pension benefit plans, nor do we maintain any non-qualified defined contribution or deferred compensation plans.  We sponsor a tax-qualified defined contribution 401(k) plan in which employees are eligible for participation on the next entry date after completing the earlier of (i) one month of service in which the employee is credited with 83 hours of service and (ii) one year of service.

Director and Officer Liability Insurance

The Company has purchased directors and officers liability insurance.  This insurance provides financial protection for our directors and officers in the event that they are sued in connection with the performance of their duties as they relate to the Company and also provides employment practices liability coverage, which insures for harassment and discrimination suits.

Payments in Connection with Termination or Change in Control

The Company’s Stock Option Plan, 2006 Stock Appreciation Rights Plan, as amended (“SARs Plan”), Amended and Restated Retention Warrants Plan, as amended, and the NeuLion, Inc. 2012 Omnibus Securities and Incentive Plan each provide for immediate vesting of all outstanding awards held thereunder by plan participants if any such person’s employment, directorship, or other association, as the case may be, with the Company is terminated (other than for cause) prior to the expiry of such awards by virtue of, or in connection with, a change of control (as this term is defined in each respective plan) of the Company.  The Board of Directors of the Company may also provide in its discretion for vesting under such plans if there is a take-over bid or issuer bid (as such terms are defined in each plan with such a provision) or in the event of a change of control.

The Company does not have any employment agreements or other related arrangement with any employee other than Mr. Paterson, its Vice Chairman.  Mr. Paterson’s agreement is for an indefinite term, subject to the provisions of the agreement.  Mr. Paterson is permitted to terminate the employment agreement upon 60 days’ notice and the Company is permitted to terminate the employment agreement at any time for cause.

In the event of a change of control of the Company, all Options, stock appreciation rights granted under the SARs Plan or other incentive compensation held by Mr. Paterson that are subject to vesting within a period of twelve months from the date of the change of control will automatically vest.  The agreement contains (i) non-solicitation and non-competition covenants in favor of the Company, which apply during the term of Mr. Paterson’s employment and for a period of 24 months following the termination of his employment (subject to exclusions to the non-solicitation covenant allowing Mr. Paterson or his designates to solicit without restriction executives who had been associated with Paterson Partners or its affiliated entities and exclusions to the non-competition covenant in respect of commercial involvement that encompasses an interest of less than five percent in a publicly traded company), and (ii) confidentiality covenants in favor of the Company, which apply indefinitely.  In the event of termination of the agreement by the Company without cause, Mr. Paterson is entitled to a severance package consisting of 24 months compensation in lieu of notice inclusive of base salary and bonuses and a continuation of benefits for a period of 24 months.  In addition, all Options, stock appreciation rights granted under the SARs Plan or other incentive compensation held by Mr. Paterson that were subject to vesting within a period of 24 months from the date of termination will automatically vest.

For purposes of Mr. Paterson’s employment agreement, termination “without cause” includes a change of control or a constructive dismissal after Mr. Paterson provides specified notice to the Company.  “Change of control” means a transaction or series of transactions whereby, directly or indirectly:

•
any person or combination of persons obtains Common Stock or other securities in excess of the number which, directly or following conversion thereof, would entitle them to cast 50% or more of the votes attaching to all Common Stock which may cast to elect directors; or

•
the Company shall consolidate or amalgamate with, or enter into a statutory arrangement with, any other person (other than a subsidiary of the Company (a “Subsidiary”)) or merge with and into any other person (other than a Subsidiary) or another person shall merge with or into, the Company, and, in connection therewith, all or part of the outstanding voting Common Stock shall be changed in any way, reclassified or converted into, exchanged or otherwise acquired for Common Stock or other securities of the Company or any other person or for cash or any other property; or

•
the Company (or a Subsidiary) shall sell or otherwise transfer, including by way of the grant of a leasehold interest property or assets (A) aggregating more than 50% of the consolidated assets (measured by either book value or fair market value) of the Company and its subsidiaries as at the end of the most recently completed financial year of the Company or (B) which during the most recently completed financial year of the Company generated, or during the then current financial year of the Company are expected to generate, more than 50% of the consolidated operating income or cash flow of the Company and its subsidiaries; or

•
there occurs a change in the composition of the Board which occurs at a single meeting, or a succession of meetings occurring within six months, of the stockholders, whereby such individuals who were members of the Board immediately prior to such meeting or succession of meetings, cease to constitute a majority of the Board without the Board, as constituted immediately prior to such meeting, approving of such change.

A “constructive dismissal” shall be deemed to have occurred upon any material and adverse change in the title, status, position, job function, job responsibilities and/or reporting responsibilities of Mr. Paterson from those current at the date of his employment agreement without his prior written consent.

The agreement provides annual base salary, subject to annual increases as determined by the Board of Directors and a bonus that is based on the attainment of certain objectives to be determined by mutual agreement of the Board of Directors and Mr. Paterson.  NeuLion has also arranged for and paid the premiums on CDN$10 million of key-man term life insurance for Mr. Paterson to provide 24-hour all-peril coverage with NeuLion as beneficiary of CDN$8 million of the proceeds, with the remaining CDN$2 million to be paid to beneficiaries designated by Mr. Paterson.  The annual premium payable by NeuLion in respect of the portion of Mr. Paterson’s insurance to be paid to his designated beneficiaries was CDN$1,973, or US$1,983.

Other than as set forth above, the Company is not a party to any other contract, agreement, plan or arrangement (written or unwritten) that provides for payment following a change in an executive officer’s responsibilities or following a change in control.  The Company has no other plan that provides for the payment of retirement benefits, or other benefits that will be paid primarily following retirement, or at, following, or in connection with resignation, retirement or other termination of an executive officer.

PROPOSAL 5 – APPROVAL OF CONVERTIBLE NOTE ISSUANCE

On September 25, 2012, the Company effected the Offering, pursuant to which the Company sold an aggregate of 22,782,674 Units to the Purchasers at CDN$0.20 each, with each Unit consisting of one share of Common Stock and one-half of one Warrant, with each full Warrant entitling the holder thereof to purchase one share of Common Stock at US$0.30 for 30 months following the closing of the Offering.  Also on September 25, 2012 and in connection with the Offering, the Company entered into the Convertible Note with Charles B. Wang.  The net proceeds of the Offering were used for working capital purposes, and the amount of the loan, if converted into shares of Common Stock and Warrants, will also be used for working capital purposes.

Mr. Wang is the Chairman of the Board of Directors and a director of the Company, as well as a beneficial owner of more than 10% of the Company’s Common Stock.  Mr. Wang had originally committed to purchase CDN$1 million of Units in the Offering, but as the Offering was oversubscribed, the Company’s Board of Directors determined that it would be in the best interests of the Company for Mr. Wang to purchase 2,334,500 Units for CDN$466,900 (US$477,900) and loan the Company approximately CDN$533,100 (US$545,627.85), as evidenced by the Convertible Note.  All outstanding principal and any accrued unpaid interest owing thereon underlying the Convertible Note will, by its terms, automatically convert upon receipt of stockholder approval.  If the approval is received on June 5, 2013, then on that date:

•	the outstanding principal will be in the aggregate amount of US$545,627.85;
•	the accrued unpaid interest will be in the aggregate amount of US$22,692.14 (calculated (but not compounded) daily and payable in arrears at a rate of 6% per annum);
•	$568,319.99 (the sum of the principal and interest) will be divided by the conversion price of US$0.20 per share of Common Stock; and
•	the resulting quotient of 2,841,600 will be the number of shares of Common Stock issued, and half that amount, or 1,420,800, will be the number of Warrants issued.

If approved, the conversion would therefore result in an aggregate of 4,262,400 shares of Common Stock becoming issuable to Mr. Wang (the “Issuable Shares”).  The Issuable Shares:

•	were equal in number to 3.0% of the number of issued and outstanding shares of the Company’s Common Stock on September 24, 2012, the date before the Convertible Note was issued; and
•
if all issued at once, would increase Mr. Wang’s total beneficial ownership of the Company’s Common Stock on June 5, 2013 from 18.7% to 20.8% (assuming that the number of issued and outstanding shares of the Company’s Common Stock on June 5, 2013 is the same as on April 15, 2013).

If stockholder approval is not received, principal in the aggregate amount of US$545,627.85 and interest in the aggregate amount of US$32,738 (calculated (but not compounded) daily and payable in arrears at a rate of 6% per annum) will be payable on the maturity date, September 25, 2013.

In conditionally approving the Offering, the TSX stated that the loan could not be converted into shares of Common Stock and Warrants unless stockholders of the Company specifically approved the conversion.  TSX rules provide that a transaction that results, or could result, in a new holding of more than 20% of the voting securities by one security holder or combination of security holders acting together will be considered to materially affect control of the company and will thus require security holder approval.

The Board of Directors has declared such conversion advisable and is submitting the proposal for stockholder approval at the Annual Meeting.  Accordingly, at the Annual Meeting, stockholders will be asked to consider and approve the following resolution authorizing the conversion of the loan underlying the Convertible Note.  To be approved, the resolution requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING RESOLUTION:

RESOLVED, that the conversion of all outstanding principal and any accrued unpaid interest owing thereon underlying the Convertible Note held by Charles B. Wang into shares of Common Stock and Warrants, as more fully set forth in the Convertible Note attached as Appendix A to this Proxy Statement, be, and hereby is, approved.

Pursuant to the terms of the Convertible Note and the rules of the TSX, the votes attached to the shares of Common Stock beneficially owned by Mr. Wang, Ms. Li, as spouse of Mr. Wang, and by any other person who is a joint actor of Mr. Wang may not vote upon this proposal due to their material interest therein.  As of April 15, 2013, a total of 69,040,556 shares of Common Shares will be excluded from voting on this proposal.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, trust or other holder of record can only vote your shares with respect to the vote on the conversion of the loan underlying the Convertible Note if you direct the holder how to vote by marking your proxy, which will be sent to you by such holder.

By Order of the Board of Directors,

/s/ Roy E. Reichbach
Roy E. Reichbach
General Counsel, Corporate Secretary and Director

April [15], 2013

APPENDIX A

THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JANUARY 26, 2013.

THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

NEULION, INC.
(a Delaware corporation)

CONVERTIBLE NOTE
(the “Note”)

US$545,627.85	Due: September 25, 2013

FOR VALUE RECEIVED, the undersigned, NEULION, INC. (the “Corporation”) hereby promises to pay to or to the order of Charles B. Wang, c/o NeuLion, Inc., 1600 Old Country Road, Plainview, New York  11803 (the “Holder”) on September 25, 2013, or on such earlier day as the principal moneys evidenced hereunder may become payable in accordance with the terms and conditions set out herein (the “Maturity Date”), the sum of US$545,627.85 (the “Principal”), together with interest on the terms and conditions as hereinafter provided.

Definitions

As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, NY are authorized or required by law to remain closed.

“Common Shares” means fully paid, validly issued and non-assessable shares of common stock of the Corporation.

“Conversion Price” means US$0.20 per Common Share, subject to the adjustments set out below.

“Exercise Date” means the date on which the Corporation received all applicable regulatory approvals, including without limitation any required approval of the TSX (as defined below) or any other stock exchange on which the Common Shares are then listed if the Common Shares are not then listed on the TSX; and: (a) at least a majority of votes cast by shareholders of the Corporation at a duly called meeting of shareholders of the Corporation, other than the votes of the Holder; or (b) at least a majority of shareholders of the Corporation, other than the Holder by way of written consent.

“Warrants” means one half of one Common Share purchase warrant exerciseable at US$0.30 per whole Common Share purchase warrant for one additional Common Share.

“Relevant Event” means, at any time prior to the Exercise Date, (i) a variation in the issued capital stock of the Corporation, whether by way of capitalisation issue, rights issue, sub-division, amalgamation, consolidation, reduction of capital, or otherwise, or (ii) an extraordinary dividend or other similar distribution made in respect of the capital stock of the Corporation.

“TSX” means the Toronto Stock Exchange.

ARTICLE 1
INTEREST AND RANK
1.1	Interest

The Corporation shall pay interest on the Principal from and including the issue date of this Note at a rate of 6% per annum, such interest to be calculated (but not compounded) daily and payable in arrears on the Maturity Date or Exercise Date, as the case may be.

ARTICLE 2
SATISFACTION OF NOTE

2.1	Satisfaction of Note

(a)
In the event that the Exercise Date occurs prior to the Maturity Date (the “Exercise Date”), all outstanding Principal and any accrued and unpaid interest owing thereon shall automatically convert, in whole, without any further action on the part of the Corporation or the Holder into fully-paid and non-assessable Common Shares at a rate equal to the Conversion Price (the “Conversion Shares”) and an amount of Warrants (attached hereto as Appendix “A”) equal to one half of the amount of Conversion Shares. Forthwith following the Exercise Date, the Corporation shall deliver a certificate representing the Warrants and a share certificate representing the Conversion Shares to the Holder or to such other person or entity as the Holder may in writing direct.  If the Warrants and the Conversion Shares are to be issued in the name of a person other than the Holder, the Holder shall provide the Corporation with such name and the signature must be guaranteed by a chartered bank, a trust company or a member firm of the TSX or in some other manner satisfactory to the Corporation.

(b)
In the event that the Exercise Date does not occur prior to the Maturity Date, all outstanding Principal and any accrued and unpaid interest owing thereon shall be paid and satisfied by the Corporation on the Maturity Date by sending by prepaid ordinary mail a cheque or other transfer of funds to the Holder for such amount or as the Holder may otherwise in writing direct. In the event of non-receipt of any cheque or other transfer of funds for interest by the Holder, the Corporation will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon the Corporation being furnished with such evidence of non-receipt as the Corporation shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

2.2	Application of Consideration

Any consideration paid in satisfaction of the indebtedness evidenced by this Note (whether paid in cash or in Conversion Shares and Warrants) shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal then owing.

2.3	Judgment Interest

If the Holder obtains judgment on this Note or in respect of any amount owing hereunder, interest at the rate of 6% per annum, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment.

2.4	Payment of Principal

The full amount of the Principal and any accrued and unpaid interest owing thereon is due and payable either: (i) in cash on the Maturity Date; or (ii) in Conversion Shares and Warrants on the Exercise Date, as the case may be.

2.5	Note Holder Not Deemed to be Stockholder

The Holder shall not, by virtue of holding this Note, be entitled to vote or to receive dividends or be deemed the holder of Common Shares that may at any time be issuable upon conversion of this Note for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until after the Holder is issued Common Shares in accordance with the provisions hereof.

2.6	Records

The Holder shall be deemed to have become the holder of Common Shares on the Exercise Date; provided, however, that if such date is not a Business Day then the Common Shares shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the Common Shares on the next following Business Day.  With a reasonable time after the Exercise Date, the Corporation shall issue and deliver (or cause to be delivered) to the Holder, by registered mail to the Holder’s address specified in the register of the Corporation, a certificate for the appropriate number of shares of Common Shares.

ARTICLE 3
EVENTS OF DEFAULT

3.1	Events of Default

Any of the following shall constitute an event of default under this Note (each an “Event of Default”):

(a)	failure by the Corporation to issue the Conversion Shares and Warrants within five Business Days of the Exercise Date; or

(b)	failure by the Corporation to pay the full amount of the Principal and any accrued and unpaid interest owing thereon within five Business Days of the Maturity Date.

3.2	Notice

The Corporation shall promptly give notice in writing to the Holder of the occurrence of any Event of Default or other event which, with the lapse of time or giving of notice or otherwise, would be an Event of Default.  Such written notice shall specify the nature of such default or Event of Default and the steps taken to remedy the same and shall be delivered in accordance with Section 6.1 hereof.

3.3	Effect of Event of Default

Upon the occurrence of an Event of Default, the full amount of the Principal plus any accrued and unpaid interest owing thereon shall become due and payable immediately on demand by the Holder and shall be repaid in accordance with Section 2.1(b) of this Note.

ARTICLE 4
ANTI-DILUTION

4.1	Adjustment for Capital Changes

If, prior to the Exercise Date or Maturity Date, as the case may be, a Relevant Event shall have occurred then the Conversion Price shall be adjusted effective immediately after the record date determined for purposes, on the date or the effective date, as the case may be, of such Relevant Event by multiplying the Conversion Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction, the numerator of which shall be the number of shares of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to the Relevant Event and the denominator of which shall be the number of shares of Common Shares outstanding immediately after giving effect to such Relevant Event including, in the case where securities exchangeable for or convertible into shares of Common Shares are distributed, the number of shares of Common Shares that would be outstanding if such securities were exchanged for or converted into shares of Common Shares.  From and after any adjustment of the Conversion Price, the number of shares of Common Shares issuable pursuant to this Note shall also be adjusted by multiplying the number of shares of Common Shares then otherwise issuable by a fraction, the numerator of which shall be the Conversion Price in effect immediately prior to the adjustment and the denominator of which shall be the Conversion Price resulting from such adjustment.

4.2	Convertible Instruments

For the avoidance of doubt, the Holder acknowledges and agrees that the exercise of convertible instruments of the Corporation shall not be considered a Relevant Event prompting an adjustment in the number of shares of Common Shares of the Corporation to be issued to the Holder pursuant to this ARTICLE 4.

ARTICLE 5
COVENANTS

5.1	Covenants of the Corporation

The Corporation covenants and agrees with the Holder:

(a)	that all Common Shares which shall be so issuable pursuant to this Note shall be duly and validly issued as fully-paid and non-assessable;

(b)
that the Corporation will seek all necessary regulatory approvals required for the issuance of the Conversion Shares and Warrants, including without limitation shareholder approval of the holders of Common Shares:

(i)	at the next annual and/or special meeting of shareholders; or

(ii)	through the written consent of a majority of shareholders of the Corporation, other than the Holder, by way of written consent; and

(c)	to execute any additional documentation as may be required in order to effect the transactions for conversion, redemption, payment or exercise of rights contained in and granted by this Note.

5.2	Covenants of the Holder

The Holder covenants and agrees with the Corporation that:

(a)	this Note may not be sold, transferred or assigned by the Holder, in whole or in part, without the prior written consent of the Corporation;

(b)
the Corporation may incur debt obligations that rank senior in preference to this Note, and the payment and performance of the Principal plus any accrued and unpaid interest owing thereon may be required to be postponed and subordinated to the payment and performance of any such senior indebtedness. The Holder agrees to execute all such documentation, including a postponement and subordination agreement, which may be requested by the Corporation in writing to enable the Corporation to obtain debt obligations that rank senior in preference to this Note; and

(c)	to execute any additional documentation as may be required in order to effect the transactions for conversion, redemption, payment or exercise of rights contained in and granted by this Note.

ARTICLE 6
NOTICES

6.1	Notices and Demands

All notices and demands required by and referred to in this Note shall be in writing and shall be personally delivered or mailed by prepaid registered mail to the Corporation at 1600 Old Country Road, Plainview, NY 11803, Attention: General Counsel or to the Holder at the address set out on page 1 of this Note or to such other address as either party may from time to time designate to the other party by notice in the aforesaid manner.  In absence of any such notice delivery to the Holder shall be delivery to the address set out on page 1 of this Note.  Any notice or demand so personally delivered or emailed shall be deemed to have been validly and effectively given and received on the date of such delivery.  Any notice or demand so mailed shall be deemed to have been validly and effectively given and received on the day following the date of mailing.

ARTICLE 7
INTERPRETATION

7.1	Currency

All cash amounts payable under this Note shall be payable in United States dollars.

7.2	Non Waiver

The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

7.3	Amendments

No amendment, modification or waiver of any provision of this Note or consent to any departure by the Corporation from any provision of this Note is in any event effective unless it is in writing and signed by the holder of this Note and then the amendment, modification, waiver or consent shall be effective vis a vis this Note but is effective only in the specific instance and for the specific purpose for which it is given.

7.4	Applicable Law

The Note shall be governed by the laws of the State of New York without giving effect to any choice of law or conflict of law provision or role that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and herby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding or brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocable waives personal service of process and consents to process being served in any suit, action or proceeding by mailing a copy thereof to such party at the address for such notice to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF A DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.5	No Requirement to Issue Fractional Shares

The Corporation shall not be required to issue fractional Common Shares pursuant to this Note.  If any fractional interest in Common Shares would, except for the provisions of this Section 7.5, be deliverable pursuant to this Note, the Corporation shall, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the Holder an amount of lawful money of the United States equal (computed to the nearest whole cent, and one-half of a cent being rounded up) to the amount of this Note remaining outstanding after such Common Share issuance into a whole number of Common Shares.

7.6	Compliance with Securities Act and Legend.

The Note and the shares of Common Shares issuable upon conversion thereof are subject to statutory restrictions under the Securities Act of 1933 and applicable state securities laws, applicable Canadian securities laws and the rules of the TSX (“Applicable Securities Laws”) and may not be traded until the expiry of certain hold periods, except as permitted by and in compliance with Applicable Securities Laws. The Holder acknowledges that, until such time as the same is no longer required under Applicable Securities Laws, the shares of Common Shares issuable upon conversion of this Note, shall bear one or more of the following legends, as applicable:

“THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JANUARY 26, 2013.

THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.”

7.7	Time of the Essence

Time shall in all respects be of the essence of this Note.

7.8	Waiver of Benefits

The Corporation hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Note.

7.9	Compliance with Directions, etc.

The Holder may at any time direct the Corporation to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Corporation shall comply with such direction. The Corporation shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Corporation has not been directed to make payments hereunder to any other person.

7.10	Negotiability

This Note may be assigned, discounted, pledged or hypothecated by the Holder and by any subsequent holder of this Note; provided, however, this Note is not intended by the parties to be, and is not, a negotiable instrument.

7.11	Reimbursement of Expenses

The Corporation shall reimburse the Holder upon demand for any reasonable costs and expenses actually incurred by the Holder, including without limitation, reasonable attorney fees Holder may incur while exercising any right, power, or remedy provided by this Note.

7.12	Payment of Taxes

The Corporation shall pay all taxes and other expenses and charges payable in connection with the preparation, execution and delivery of certificates pursuant to this Note, except where such certificates are to be registered in the name or names other than the Holder or its nominee. In no event will the Corporation be obligated to pay any taxes of the Holder associated with this Note.

7.13	Miscellaneous

(a)
If this Note becomes stolen, lost, mutilated or destroyed, the Corporation, shall, on such terms as it may in its discretion acting reasonably impose, issue and deliver to the Holder a new Note of like denomination, tenor and date as this Note so stolen, lost, mutilated or destroyed.

(b)	In the event of a dispute concerning an adjustment made for capital changes, such matters shall be conclusively determined by the independent auditor of the Corporation.

(c)
If any date upon or by which any action is required to be taken by the Corporation or the Holder is not a Business Day then such action shall be required to be taken on or by the next day which is a Business Day. In the event the Maturity Date or the Exercise Date, as the case may be, falls on a date which is not a Business Day, the Maturity Date or the Exercise Date, as the case may be, shall be extended to the next succeeding day that is a Business Day.

(d)	Words importing the singular number also include the plural and vice versa and words importing any gender include all genders.

(e)	The division of this Note into sections or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note.

(f)
If any provision of this Note shall be void or unenforceable for any reason, it shall be severed from the remainder of the provisions and such remainder shall remain in full force and effect notwithstanding such severance.  Any court with jurisdiction over any dispute relating to this Note may amend the provisions of this Note and the terms of this Note to the minimum extent required to render the impugned provision valid and enforceable.

(g)	Unless otherwise indicated, any reference to dollar amounts is expressed in United States dollars.

(h)
Except as otherwise provided in this Note, any notice or other communication required or permitted to be given in respect of this Note shall be in writing and shall be given by facsimile, by courier or by hand-delivery as provided below.  Any notice or other communication, if sent by facsimile, shall be deemed to have been received on the Business Day on which it was sent, or if delivered by courier shall be deemed to have been received on the Business Day following the day on which it was sent, or if delivered by hand shall be deemed to have been received at the time it is delivered.  Notice of change of address shall also be governed by this section.  Notices and other communications shall be addressed and delivered as follows:

in the case of the Corporation:

1600 Old Country Road
Plainview, New York  11803
Attention:  General Counsel
Tel: 516-622-8376
Fax: 516-622-7510

in the case of the Holder:

Charles B. Wang
c/o NeuLion, Inc.
1600 Old Country Road
Plainview, New York  11803
Tel: 516-622-8300
Fax: 516-622-7510

(i)
The Corporation may deem and treat the Holder as the absolute owner of this Note for all purposes and shall not be affected by any notice or knowledge to the contrary. The receipt by the Holder of cash or of Common Shares convertible pursuant to this Note evidenced hereby, as the case may be, shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into such Holder's title.

(j)
The terms and conditions of this Note shall enure to the benefit of and be binding upon the Holder and the Holder’s successors and assigns and shall enure to the benefit of and be binding upon the Corporation and its successors and assigns.  In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Note to be performed by the Corporation.

(k)	This Note may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Note.

[Remainder intentionally left blank]

IN WITNESS WHEREOF the Corporation has caused this Note to be signed by its duly authorized officer effective as of this 25th day of September, 2012.

NEULION, INC.

By:	/s/ Roy E. Reichbach
Name: Roy E. Reichbach
Title: General Counsel and Corporate Secretary

/s/ Stacey Sabo	/s/ Charles B. Wang
Witness	Name: Charles B. Wang

Appendix “A’

Form of Warrant

THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JANUARY 26, 2013.

THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

NEULION, INC.
(a Delaware corporation)
WARRANTS TO PURCHASE COMMON STOCK
CERTIFICATE NO.: 2012PP-__	_______________ WARRANTS
THIS IS TO CERTIFY that _____________ (the “Holder”) is the registered holder of warrants (each a “Warrant”) to purchase from NeuLion, Inc. (the “Corporation”), on the terms and conditions set forth in this Warrant Certificate, up to the number of fully paid, validly issued and non-assessable shares of common stock, par value $0.01 per share of the Corporation set forth above (“Common Stock”) at an exercise price of US$0.30 per share (the “Exercise Price”). The number of shares of Common Stock which the Holder is entitled to acquire upon exercise of these Warrants and the Exercise Price are subject to adjustment as hereinafter provided. The Warrants shall become wholly void and the unexercised portion of the subscription rights represented hereby will expire and terminate at 5:00 p.m., Eastern Time, on the Expiration Date.

2.	Definitions. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, NY are authorized or required by law to remain closed.
“Exercise Date” means the date on which the Corporation shall have received the Exercise Notice attached as Schedule A hereto duly executed by the Holder hereof.
“Expiration Date” means March 21, 2015.
“Fair Market Value” means the average of the closing prices of the Common Stock of the Corporation on the Corporation’s primary exchange for the five trading days immediately prior to the date the Exercise Notice is received by the Corporation
“Relevant Event” means, at any time prior to the Exercise Date, (i) a variation in the issued capital stock of the Corporation, whether by way of capitalisation issue, rights issue, sub-division, amalgamation, consolidation, reduction of capital, or otherwise, or (ii) an extraordinary dividend or other similar distribution made in respect of the capital stock of the Corporation.

3.
Exercise; Payment of Taxes.  At any time prior to the Expiration Date, the Holder may exercise all or any number of Warrants represented hereby, upon delivering to the Corporation at its principal office at 1600 Old Country Road, Plainview, NY 11803 a duly completed and executed exercise notice in the form attached as Schedule A hereto (the “Exercise Notice”) evidencing the election (which on delivery to the Corporation shall be irrevocable) of the Holder to exercise the number of Warrants set forth in the Exercise Notice.  Warrant exercise will take place on a cashless basis, which will result in the Holder receiving the number of shares of Common Stock determined by dividing the intrinsic value of the Warrants being exercised by the Fair Market Value.  The intrinsic value per share will be determined by subtracting the Exercise Price from the Fair Market Value (conversion from CDN dollars to US dollars will take place).  As a result of the cashless exercise, the Holder will not make any payment to the Corporation in connection with exercising the Warrants.  If the Holder is not exercising all Warrants represented by this Warrant Certificate, the Holder shall be entitled to receive a Warrant certificate representing the number of Warrants which is the difference between the number of Warrants represented by this Warrant Certificate and the number of Warrants being so exercised.

The Corporation shall pay all taxes and other expenses and charges payable in connection with the preparation, execution and delivery of certificates pursuant to this Warrant Certificate, except where such certificates are to be registered in the name or names other than the Holder or its nominee.
The Holder shall be deemed to have become the holder of record of shares of Common Stock on the Exercise Date; provided, however, that if such date is not a Business Day then the shares of Common Stock shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the shares of Common Stock on the next following Business Day.  With a reasonable time after the Exercise Date, the Corporation shall issue and deliver (or cause to be delivered) to the Holder, by registered mail to the Holder’s address specified in the register of the Corporation, a certificate for the appropriate number of shares of Common Stock.
4.
Adjustment for Capital Changes.  If, prior to the Expiration Date, a Relevant Event shall have occurred then the Exercise Price shall be adjusted effective immediately after the record date determined for purposes, on the date or the effective date, as the case may be, of such Relevant Event by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date or effective date, as the case may be, before giving effect to the Relevant Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Relevant Event including, in the case where securities exchangeable for or convertible into shares of Common Stock are distributed, the number of shares of Common Stock that would be outstanding if such securities were exchanged for or converted into shares of Common Stock.  From and after any adjustment of the Exercise Price, the number of shares of Common Stock issuable pursuant to the Warrants shall also be adjusted by multiplying the number of shares of Common Stock then otherwise issuable by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

For the avoidance of doubt, the Holder acknowledges and agrees that the exercise of convertible instruments of the Corporation shall not be considered a Relevant Event prompting an adjustment in the number of shares of Common Stock of the Corporation to be issued to the Holder pursuant to this Section 3.
5.
Warrant Holders Not Deemed to be Stockholders.  The Holder shall not, by virtue of holding Warrants, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant and been issued shares of Common Stock in accordance with the provisions hereof.

6.
Fractional Shares.  To the extent that the Warrants represented by this Warrant Certificate confer the right to acquire a fraction of a share of Common Stock, such right may be exercised in respect of such fraction only in combination with one or more Warrants which in the aggregate entitle the Holder to acquire a whole number of shares of Common Stock.  No fractional shares of Common Stock will be issued upon the exercise of any Warrant and the Holder will not be entitled to any cash payment as compensation in lieu of the exercise of the Warrants for a fractional share of Common Stock.

7.
Compliance with Securities Act and Legend.  The Warrants evidenced by this Warrant Certificate and the shares of Common Stock issuable upon exercise thereof are subject to statutory restrictions under the Securities Act of 1933 and applicable state securities laws, applicable Canadian securities laws and the rules of the Toronto Stock Exchange (“Applicable Securities Laws”) and may not be traded until the expiry of certain hold periods, except as permitted by and in compliance with Applicable Securities Laws. The Holder acknowledges that, until such time as the same is no longer required under Applicable Securities Laws, the shares of Common Stock issuable upon exercise of the Warrants, shall bear one or more of the following legends, as applicable:

“THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE,  FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JANUARY 26, 2013.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.”

8.	Miscellaneous.

(a)
If any Warrant certificate becomes stolen, lost, mutilated or destroyed, the Corporation, shall, on such terms as it may in its discretion acting reasonably impose, issue and deliver to the Holder a new Warrant certificate of like denomination, tenor and date as the Warrant certificate so stolen, lost, mutilated or destroyed.

(b)	In the event of a dispute concerning an adjustment made for capital changes, such matters shall be conclusively determined by the independent auditor of the Corporation.

(c)
If any date upon or by which any action is required to be taken by the Corporation or the Holder is not a Business Day then such action shall be required to be taken on or by the next day which is a Business Day. In the event the Expiration Date falls on a date which is not a Business Day, the Expiration Date shall be extended to the next succeeding day that is a Business Day.

(d)	Words importing the singular number also include the plural and vice versa and words importing any gender include all genders.

(e)
The division of this Warrant Certificate into sections or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Warrant Certificate or the Warrants.

(f)
If any provision of this Warrant Certificate shall be void or unenforceable for any reason, it shall be severed from the remainder of the provisions and such remainder shall remain in full force and effect notwithstanding such severance.  Any court with jurisdiction over any dispute relating to the Warrants may amend the provisions of this Warrant Certificate and the terms of the Warrants to the minimum extent required to render the impugned provision valid and enforceable.

(g)	Unless otherwise indicated, any reference to dollar amounts is expressed in United States dollars.

(h)
Except as otherwise provided in this Warrant Certificate, any notice or other communication required or permitted to be given in respect of the Warrants shall be in writing and shall be given by facsimile, by courier or by hand-delivery as provided below.  Any notice or other communication, if sent by facsimile, shall be deemed to have been received on the Business Day on which it was sent, or if delivered by courier shall be deemed to have been received on the Business Day following the day on which it was sent, or if delivered by hand shall be deemed to have been received at the time it is delivered.  Notice of change of address shall also be governed by this section.  Notices and other communications shall be addressed and delivered as follows:

in the case of the Corporation:
1600 Old Country Road
Plainview, NY 11803
Attention: General Counsel
Tel: 516-622-8376
Fax: 516-622-7510

in the case of the Holder:
[_______________________]
[_______________________]
[_______________________]

(i)
The Corporation may deem and treat the Holder as the absolute owner of these Warrants for all purposes and shall not be affected by any notice or knowledge to the contrary. The receipt by the Holder for shares of Common Stock purchasable pursuant to the Warrants evidenced hereby shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into such Holder's title.

(j)
The terms and conditions of the Warrants shall enure to the benefit of and be binding upon the Holder and the Holder’s successors and assigns and shall enure to the benefit of and be binding upon the Corporation and its successors and assigns.  In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Warrant to be performed by the Corporation.

(k)
The Warrants shall be governed by the laws of the State of New York without giving effect to any choice of law or conflict of law provision or role that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and herby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding or brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocable waives personal service of process and consents to process being served in any suit, action or proceeding by mailing a copy thereof to such party at the address for such notice to it under this Warrant Certificate and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF A DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(l)	This Warrant Certificate may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Warrant Certificate.

[Remainder intentionally left blank]

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer effective as of this ___ day of September, 2012.
NEULION, INC.
By:
Name: Roy E. Reichbach
Title: General Counsel and Corporate Secretary

[NAME OF HOLDER]

By:
Witness	Name:
Title:

SCHEDULE A
EXERCISE NOTICE
TO:           NEULION, INC. (the “Corporation”)
1.
The undersigned irrevocably elects to exercise its right to purchase ____________ shares of Common Stock of NeuLion, Inc. according to the terms of the Warrant Certificate [2012PP-__] of the Corporation dated ____________ __, 2012.

2.	A certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________.

X = (B-A)(Y)
B
Where:

The number of shares of Common Stock to be issued to the Holder is (“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrants or, if only a portion of the Warrant is being exercised, the portion of the Warrants being exercised is (“Y”).

The Exercise Price is (“A”).

The Fair Market Value of one share of Common Stock is (“B”).

3.	The undersigned request that certificates for such Common Stock shall be issued in the name of:
NAME:
(please print)
ADDRESS:

4.	If any Warrants represented by the Warrant Certificate are not being exercised, a new Warrant certificate will be issued in the name of the Holder and delivered with the Common Stock certificate.
DATED this ____ day of ________________, 201__

(Signature)

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 pm Eastern Time on June 4, 2013.
Vote by Internet • Go to www.investorvote.com/NEUL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 5, and a vote FOR “3 Years” for Proposal 4.

1. ELECTION OF DIRECTORS:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

01 - John R. Anderson	☐	☐	☐	02 - Gabriel A. Battista	☐	☐	☐	03 - Shirley Strum Kenny	☐	☐	☐
04 - David Kronfeld	☐	☐	☐	05 - Nancy Li	☐	☐	☐	06 - G. Scott Paterson	☐	☐	☐
07 - Roy E. Reichbach	☐	☐	☐	08 - Charles B. Wang	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.	☐	☐	☐	3. APPROVAL BY ADVISORY VOTE OF EXECUTIVE COMPENSATION.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain		For	Against	Abstain
4. APPROVAL BY ADVISORY VOTE OF THE FREQUENCY OF EXECUTIVE COMPENSATION VOTES.	☐	☐	☐	☐	5. APPROVAL OF CONVERSION OF CONVERTIBLE NOTE ISSUED TO CHARLES B. WANG.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — NEULION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEULION, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF NEULION, INC. TO BE HELD ON JUNE 5, 2013

Roy E. Reichbach and Arthur J. McCarthy, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as they or their substitutes present and acting at the meeting shall unanimously determine, all of the shares of capital stock of NeuLion, Inc. that the undersigned would be entitled to vote, if personally present, at the 2013 Annual Meeting of Stockholders of NeuLion, Inc. and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3 and 5, and FOR “3 Years” for Proposal 4. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 5, and FOR “3 Years” for Proposal 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE SO THAT IT ARRIVES BY 5:00 P.M. EASTERN TIME ON JUNE 4, 2013.